MENTOR FUNDS

                     -------------------------------------
                               SEMI-ANNUAL REPORT
                     -------------------------------------

                                 March 31, 1997

                                     [LOGO]
                            MENTOR INVESTMENT GROUP

MENTOR FUNDS
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                   Page
                                                                                            ------------------
Message from the Chairman and President..................................................           1
Managers' Commentaries
  Growth Portfolio.......................................................................           3
  Global Portfolio.......................................................................           7
  Capital Growth Portfolio...............................................................           11
  Strategy Portfolio.....................................................................           14
  Income and Growth Portfolio............................................................           17
  Municipal Income Portfolio.............................................................           20
  Quality Income & Short-Duration Income Portfolios......................................           23
Portfolios of Investments
  Growth Portfolio.......................................................................           26
  Global Portfolio.......................................................................           31
  Capital Growth Portfolio...............................................................           40
  Strategy Portfolio.....................................................................           42
  Income and Growth Portfolio............................................................           46
  Municipal Income Portfolio.............................................................           50
  Quality Income Portfolio...............................................................           55
  Short-Duration Income Portfolio........................................................           58
Statements of Assets and Liabilities.....................................................           60
Statements of Operations.................................................................           62
Statements of Changes in Net Assets......................................................           64
Financial Highlights.....................................................................           67
Notes to Financial Statements............................................................           78
Changes to Non-Fundamental Investment Restrictions.......................................           95
Shareholder Information..................................................................   Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

It is our privilege to send you Mentor Funds' Semi-Annual Report for the six-month period ended March 31, 1997. Mentor Funds is part of Mentor Investment Group,* an investment management firm with more than $10 billion in assets under management. Mentor provides a choice of seven different investment styles to a broad range of investors that include corporations, foundations, endowments, municipalities, public funds, and individual investors.

We are happy to report that we are introducing an international growth fund to investors. The Mentor Perpetual International Portfolio seeks the opportunity for long-term growth of capital through international equities. The fund is managed

                            MENTOR INVESTMENT GROUP

                                    [GRAPH]

                        SHORT-DURATION INCOME PORTFOLIO
                             a short-term bond fund

                            QUALITY INCOME PORTFOLIO
                         an intermediate-term bond fund

                           MUNICIPAL INCOME PORTFOLIO
                              a tax-free bond fund

                           INCOME & GROWTH PORTFOLIO
                                a balanced fund

                               STRATEGY PORTFOLIO
               a tactical asset allocation high total return fund

                            CAPITAL GROWTH PORTFOLIO
                a large-capitalization, high-quality growth fund

                                GLOBAL PORTFOLIO
                              a global growth fund

                            INTERNATIONAL PORTFOLIO
                          an international growth fund

                                GROWTH PORTFOLIO
                   a small-to-mid-capitalization growth fund

* Mentor Investment Advisors, LLC/dba Mentor Investment Group, LLC

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------

by the same outstanding firm responsible for our Global
Portfolio -- Perpetual -- the award-winning British investment advisor, established in 1973, and today, responsible for more than $10 billion in assets. As you may recall, Perpetual's long experience in global and international investing was made available for the first time to American investors through a joint venture between our two firms, which led to the creation of Mentor Perpetual Advisors. We welcome Perpetual once again as we introduce the international fund.

In the pages that follow, you will find financial statements for the Portfolios of Mentor Funds, in addition to commentaries from each of the management teams regarding their investment strategies and outlooks.

Thank you for your continuing investment in Mentor Funds.

Sincerely,

/s/ DANIEL J. LUDEMAN                                /s/ PAUL F. COSTELLO

Daniel J. Ludeman                                    Paul F. Costello
CHAIRMAN                                             PRESIDENT

                                     [LOGO]
                            MENTOR INVESTMENT GROUP

                                THE MENTOR MISSION
OUR MISSION IS TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

FOR MORE INFORMATION AND A PROSPECTUS FOR MENTOR FUNDS, PLEASE CALL US,
(800)382-0016, OR CONTACT YOUR FINANCIAL CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

Since reaching their peak in late summer, rapidly growing small-capitalization companies have generally fallen out of favor. Investors have focused instead on better-known large-capitalization companies. As a result, the last six months have been an extremely difficult period for small-capitalization growth funds, and the Mentor Growth Portfolio is no exception.

The recent performance of the Portfolio belies the general economic well-being of the companies held and, in reality, appears to have had little to do with fundamentals. Over the past year the strong returns that have been achieved by the major market indexes have been heavily concentrated in the largest companies. In part this situation has arisen as a result of the significant fund inflows to index funds. The impact is extraordinarily clear when the performance of the capitalization-weighted OTC composite (NASDAQ) is compared to the same period of performance, excluding the 100 largest companies.*

CHART I: RELATIVE PERFORMANCE

                                  Ex. top 100
                       NASDAQ    cap.-weighted
      Period        as reported    companies
1996                   22.7%           5.5%
1996 (first half)      12.6%           7.6%
1996 (second half)     10.0%          -1.9%

Source: Smith Barney & Co.**

Excluding the 100 largest companies in NASDAQ demonstrates how narrow performance in the small-capitalization market was. As Chart I indicates, the performance of the remaining 1,700 companies in the NASDAQ composite significantly underperformed the broader markets. It appears that a similar concentration in performance took place in the first quarter of 1997.

Often during periods of uncertainty in the financial markets, it is helpful to return to basics. Generally speaking, stocks are influenced by three factors:

(Bullet) (1) Earnings growth

(Bullet) (2) Valuations (especially price/earning ratios relative to earnings growth)

(Bullet) (3) Sentiment

The Growth Portfolio may be attractively positioned in each of these areas.

CHART II: EARNINGS GROWTH

Mentor Growth Portfolio            S&P 500
43.4% (act. 1996)           9.0% (act. 1996)
37.5% (est. 1997)           7.6% (est. 1997)
37.5% (est. 1998)           6.0% (est. 1998)

Source: I/B/E/S***

As Chart II demonstrates, actual earnings growth during 1996 for the stocks held in the Mentor Growth Portfolio averaged 43.4%, relative to actual earnings growth for the S&P 500 of 9.0%.@ Similar differentials in growth

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
rates for the holdings of Mentor Growth Portfolio and for the S&P 500 are also expected for both 1997 and 1998. Although it is not unusual for companies like those in our Portfolio to have higher growth rates than the larger companies in the S&P 500, it is surprising that investors would not have to pay a significant market premium to purchase them.

(2) VALUATION
Comparing price/earnings ratios to earnings growth rates is a common way of judging the relative attractiveness of securities. When judged on a relative price/earnings ratio basis, the Mentor Growth Portfolio displays attractive characteristics relative to the S&P 500. In June, 1996, the Growth Portfolio was trading at 27.5x estimated 1996 earnings, compared to 17.5x for the S&P. By the end of the first quarter of 1997 the respective P/E multiples for the Growth Portfolio and the S&P 500 were more closely aligned at 23.6x and 18.0x 1997 earnings. Comparing current P/Es to 1998 estimated earnings, the Growth Portfolio trades at a multiple of 17.0x, below the 17.2x for the S&P. From an historical perspective, these price/earnings multiples appear to represent unusually attractive relative valuations.

(3) SENTIMENT
In terms of sentiment, the characteristics are somewhat harder to measure but still favor small-capitalization stocks. Negative press reviews about them usually occur at valuation extremes and generally mark a good point of entry for stock purchases. Such seems to be the case now with speculation almost non-existent in the small-capitalization sector. This lack of speculation is confirmed by the fact that after six months of small-capitalization stock underperformance, the pricing of initial public offerings (IPOs) remains depressed, a different situation from the summer of 1996 when small-capitalization stocks appeared more fully valued.

Given the historical relationship between large-and small-company earnings-growth rates and price-earnings ratios, the current period may be an aberration.

Thank you for your continuing support.

Sincerely,

The Small/Mid-Capitalization
Growth Management Team

  * The NASDAQ Composite Index is a measure of all NASDAQ National Market System (NASDAQ/NMS) issues, exclusive of warrants, and all domestic common stocks traded in the regular NASDAQ market that are not part of the NASDAQ/NMS. The NASDAQ Composite Index is market-value-weighted. The representation of each security in the Index is proportional to its last sale price (NASDAQ/NMS) or bid price (regular NASDAQ) times the total number of shares outstanding, relative to the total market value of the Index.

MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

 ** Smith Barney & Co. is a nationally-recognized financial services provider.

*** I/B/E/S is the Institutional Brokers Estimate System, a tabulator and provider of institutional earnings estimates and economic forecasts to the investment community.

 @ The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P 500 Index.

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.

                                    [CHART]
              Class A          Russell 2,000
6/5/95        $ 9,425             $10,000
6/30/95         9,859              10,519
9/30/95        11,251              11,558
9/30/96        14,640              13,076
3/31/97        13,042+             13,044~

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                 1-Year         Since Inception++
Class A         (6.08%)              15.68%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THESE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Growth Portfolio Class A shares from the date of issuance on 6/5/95 through 3/31/97.

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MANAGERS' COMMENTARY
MENTOR GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B shares and the Russell 2000.

                                    [CHART]

                        Class B     Russell 2000~
 3/31/87               $10,000         $10,000
12/31/87                 7,416           7,339
12/31/88                 8,923           9,166
12/31/89                10,470          10,654
12/31/90                 9,289           8,576
12/31/91                13,958          12,525
12/31/92                16,132          14,831
12/31/93                18,649          17,636
12/31/94                17,814          17,314
12/31/95                24,836          21,767
 9/31/96                30,163          24,626
 3/31/97                26,742+         24,567~

       AVERAGE ANNUAL RETURNS AS OF 3/31/97
       INCLUDING SALES CHARGES

                1-Year     5-Year     10-Year
Class B        (4.51%)     12.67%      10.34%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000
  Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio
  Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

In general, world markets were strong during the six months ended March 31, 1997, although the returns achieved in some overseas markets were reduced by the strength of the dollar. The Morgan Stanley Capital International (MSCI) World Index rose by 5.1%, while the MSCI EAFE (Europe, Australia, the Far East) Index was held back by poor Japanese performance and rose by 0.1%.

UNITED STATES
With interest-rate fears receding as inflation rates remained low and corporate profit growth continued satisfactory, stocks powered ahead on Wall Street. The market initially shrugged off Fed Chairman Greenspan's December warnings about "irrational exuberance" and the inevitability of the business cycle reasserting itself. A 25-basis point increase in the Fed Funds rate late in March, however, triggered a correction in stock prices. Even so, the S&P 500 Index managed a 11.3% rise over the six months.

EUROPE
Most European markets were strong, as well. Several factors were at work. Central banks kept monetary policy loose as economies were sluggish and unemployment high. Bond markets received a further boost as investors became more convinced that EMU -- European Monetary Union -- was a likelihood. Throughout the region bond yields converged on German rates, traditionally the lowest on the continent, save Switzerland's, because of the Bundesbank's success in holding inflation down. While interest rates fell, corporate earnings rose. The strength of the dollar improved export profitability. Moreover, many European companies began to enjoy the benefits of restructuring as management, at last, tried to come to grips with inflated payrolls. Over the period the MSCI Europe ex. United Kingdom Index was up 14.7% in dollar terms.

UNITED KINGDOM
British equities did not have the benefit of falling interest rates and strong bond markets. Investors also had to come to terms with the almost certain advent of a Labor government later in 1997 after 18 years of pro-free market Tory rule. A strong sterling damaged manufacturing sector profits as well. Even so, British shares moved ahead as the economy enjoyed the highest rate of growth, the lowest unemployment and the strongest currency of any major European economy -- an experience unique in post-war history. Consequently, in dollar terms, the MSCI UK Index rose 15.9%.

JAPAN
Unlike the stock markets of the industrialized West, the Tokyo Stock Exchange slumped. Economic growth appeared to have peaked in the first half of 1996, and investors began to fear the economy would slide back into

MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
recession in 1997 after the government introduced a fiscally-contractionary budget. The pace of corporate profit recovery was very disappointing, particularly given the major boost exporters received from the weak yen -- evidence that companies had abandoned any pretense at restructuring as soon as the economy showed any signs of life. Furthermore, the weakness of the financial sector, a significant factor for the past five years, continued to drain investor confidence. With property prices falling back to 1986 levels, a huge number of real estate and construction companies were pushed to the brink of collapse, jeopardizing the survival of much of the banking system, which is heavily-exposed to property. Two of Japan's leading 20 banks -- the group which the Bank of Japan has identified as "too big to fail" -- had to seek restructuring. Against this gloomy background, it is hardly surprising that the MSCI Japan Index fell by 21.9% in dollar-adjusted terms.

ASIA (EXCLUDING JAPAN)
Asian stock markets were mixed. The largest, Hong Kong, was strong, with the Hang Seng index up by 5.1% in dollar terms. The market was boosted by the revival of the Chinese economy and by the easing of Chinese monetary policy, especially as an increasing amount of Chinese money found its way into Hong Kong stocks and property. The China-related Taiwanese market was also strong. In contrast, Singapore and Korea were listless, both afflicted by an over-commitment to the electronics industry. Thailand was in a virtual state of collapse, as efforts to maintain a stable currency brought bust conditions to the property market after years of boom. Much of Thailand's finance and banking sectors was brought to its knees as a result. Malaysia and the Philippines enjoyed bullish stock markets for most of the period, although more recently investors began to fear that property bubbles might burst there as well. Overall the MSCI Pacific ex. Japan Free Index rose by 3.4%.

LATIN AMERICA
Latin American markets were virtually all strong. They were buoyed up by an influx of foreign capital as in 1993, but unlike 1993 fundamentals looked much better balanced. Corporate profits growth was strong, and P/Es were among the lowest internationally. Governments were successful in getting public sector expenditure under control, and in reducing inflation rates to less than 10% per annum in contrast to the 10% per month more typically experienced in the past. Currencies, with the possible exception of the Mexican peso, looked well-supported, as exports grew healthily. All this good news was reflected in a rise of 18.7% in the MSCI EMF Latin America Index.

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MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

OUTLOOK
Given the tremendous gains in Wall Street between last July's low point and this February's high, a period of correction to American stock prices is hardly unexpected, particularly given the rich valuation of many stocks and the near certainty that the Fed will tighten again. The question for investors must be whether or not weakness in Wall Street must inevitably bring down markets in London or Frankfurt, Kuala Lumpur or Santiago. We are optimistic that markets can de-couple from Wall Street to a large extent.

The industrialized economy, and stock market, nearest in cyclical terms to America's is the UK's. In contrast to the US where stocks look expensive relative to bond yields, UK stocks look cheap relative to UK bond yields and UK bonds themselves are among the most attractively valued bonds available globally. Elsewhere in Europe the cycle of economic and corporate recovery has only just begun. In particular, corporate re-structuring, which has done so much to fuel the American bull market of the '90s, has only started to affect profits and stock values on continental Europe.

Japan, if anything, has been negatively correlated with Wall Street in recent years. While serious structural problems remain and will put a relatively low ceiling on stock prices, a sell-off in American securities prices might actually be to Tokyo's benefit. Japanese institutions might be inclined to bring home some of the billions invested abroad over the past year or so.

The emerging markets in the short term will necessarily be affected by movements in US interest rates and stock prices. Most of these countries link their currencies to a greater or lesser extent to the dollar, and portfolio flows from the states are one of the principal sources of buying demand in their stock markets. However, most Asian and Latin American markets have seen their P/E multiples decline considerably since 1993, making them less vulnerable to a sell-off by disenchanted foreign investors as happened in 1994 when the Fed tightened. In general, stock valuations are well below those prevailing in the industrialized nations. Today emerging markets offer superior rates of growth at discount valuations -- a compelling opportunity for long-term investors.

Sincerely,

The Mentor Perpetual Global/
International Growth Management Team

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MANAGERS' COMMENTARY
MENTOR PERPETUAL GLOBAL PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B shares and the Morgan Stanley Capital International (MSCI) World Index.~

                                    [CHART]

                  Morgan Stanley Capital World~    Class A     Class B

3/24/94                   $10,000                  $ 9,425     $10,000
9/30/94                    10,545                    9,982       9,487
9/30/95                    12,124                   10,655      10,587
9/30/96                    13,846                   12,501      12,677
3/31/97                    14,553                   12,958      13,409

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                 1-Year     Since Inception++

Class A          3.37%          9.09%
Class B          4.81%          9.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Morgan Stanley Capital International (MSCI) World Index is an arithmetic average weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the USA, Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B shares from the date of initial public investment on 3/29/94 through 3/31/97.

+++ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

The S&P 500 gained 11.2% and 19.8% in the past six months and full year, respectively.* This index has now posted nine consecutive quarters of positive returns. Despite this apparently attractive performance, the past quarter's 2.7% gain left investors feeling less than elated. For starters, the S&P 500 continues to outpace the vast majority of investors. In fact, the average domestic equity mutual fund suffered a loss in the first quarter of 1997. This index's superior return is attributable to the continued strength in the largest "blue chip" stocks. Recently, however, even these stocks were experiencing the selling pressure that had been hitting other sectors of the market. After being up more than 10% earlier in the year, the S&P 500 began rapidly losing steam after the Federal Reserve increased interest rates in late March.

The positive influences supporting the phenomenal stock market rise of the past two years are suddenly being questioned. Stock valuations are now above historical average levels. The economy has hit full stride and is leading the Federal Reserve to increase interest rates to avoid higher inflation. Corporate earnings growth has moderated and is likely to recede further in the year ahead. Both Alan Greenspan and Warren Buffett, two very knowledgeable and respected points-of-view, suggest that the stock market has become over-valued. Is it time to pull out of the stock market and put our money in a safer place?

Fortunately, we don't own the "stock market." We own a portfolio of stocks chosen for their attractive business outlooks and reasonable current valuations. A close examination of these stocks reveals that they are currently no less attractive today than on average over the past 10 years. During the past 10 years these stocks have traded at an average price-to-earnings (P/E) ratio of
18. They are currently trading at 17.3 times their estimated 1997 earnings. During the past five and 10 years these companies have grown their earnings at an average 14% annual rate. We believe they will produce similar earnings growth again this year. By producing consistently attractive earnings growth, these stocks have delivered attractive returns over the past five- and 10-year periods. They are not currently over-valued according to historical levels and their earnings are continuing to grow at solid double-digit rates. These data indicate that the stocks we currently own can provide attractive returns from this level. After the strong gains of the past 27 months it is reasonable to expect some near-term retrenchment. The key is to look through the current volatility in the market at the attractive fundamentals supporting our holdings.

Our strategy remains very focused and rewarding. We strive to own strong businesses with above-average earnings growth potential at reasonable valuations. We have stressed repeatedly that our performance relative to other managers will be best when S&P 500

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MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
earnings growth is moderate or worse. This was the case as S&P 500 earnings growth slipped to 9% in 1996. We believe that earnings growth for the broad stock market is likely to be very disappointing at some point in the next year or two. Our confidence in this outlook has been strengthened by the recent increases in interest rates and the value of the dollar, two negative influences on corporate profitability. Our solid relative performance so far in 1997 reflects the strength of our companies in this more difficult environment.

Sincerely,

The Large-Capitalization Quality
Growth Management Team

* The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P 500 Index.

MANAGERS' COMMENTARY
MENTOR CAPITAL GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B shares and the S&P 500.

                                    [CHART]

              Class A     Class B      S&P 500
4/29/92      $ 9,450      $10,000      $10,000
9/30/92        9,524       10,061       10,215
9/30/93       10,306       10,818       11,543
9/30/94       10,165       10,601       11,965
9/30/95       12,216       12,443       15,521
9/30/96       15,185       15,532       18,680
3/31/97       16,706++     17,134+      20,779~

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

             1-Year     Since Inception+++
Class A      14.20%           11.04%
Class B      16.23%           11.43%

PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B shares from the date of initial public investment on 4/29/92 through 3/31/97.

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

In the last week of March, 1997, our asset allocation model suggested its second change of the quarter, the fourth such change in the last 12 months.

Until May, 1996, our model indicated an extremely bullish posture on stocks and no exposure to bonds, which we implemented in the Portfolio with an allocation of 90% stocks and 10% cash. The transition from this bullish tenor began on May 6th, 1996. The model was further changed three weeks later on May 28th, to a more balanced allocation of 67% stocks, 23% bonds, and 10% cash. In hindsight, we can see that this period also marked the beginning date for a total change in personality for the stock market. In the ensuing eight weeks, the overall market suffered an expected decline, with the smaller-cap., faster-growing stocks getting hit especially hard. In July, however, an effective bottom was reached, with most stocks turning around and moving up. Large-cap. issues clearly began a period of out-performance at this point, which became increasingly obvious in the last two months of the year.

On February 3rd, 1997, our asset allocation model started showing clearly that the earnings for the S&P 500 stock index had not moved up nearly as fast as had S&P 500 stock prices. At the same time, bond yields had increased. In other words, stocks were becoming less attractive, while bonds were becoming more attractive. These relative valuations reached levels that indicated that bonds were now as attractive as stocks, especially when viewed in an historical context. Hence our model recommended that we decrease stock positions and increase bond positions. It did not indicate that the stock market was at a risk juncture, but simply that bond performance was likely be as good in the upcoming period as that of the S&P 500.

On March 21st, 1997, we reached another critical juncture, as our valuation gauge moved into slightly overvalued territory. As interest rates moved higher, our monetary composite dropped into negative territory, indicating for the first time in several years that potential serious trouble lay ahead for stocks. This precipitated a change in our model, and consequently in the Mentor Strategy Portfolio, to an extremely defensive allocation of 30% cash, 35% stocks, and 35% bonds. Shortly thereafter, the Federal Reserve announced the first increase in the short-term fed funds interest rate in over two years, and the stock market subsequently weakened significantly.

Even though our asset allocation adjustments have been perceptive, the nature of the advance since June of last year has been very difficult for growth momentum-based investors like ourselves. It is well documented that the advance in the stock market -- especially since October of 1996 -- has been extremely narrow, led by the largest, most liquid issues in the market. As an example, if the largest 50

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
stocks are removed from the S&P 500, the remaining companies would have only been up 9.4% for the year versus a gain of over 20% for the index as a whole.*

Over the past 30 years, there have been many changing fads in investing. With our top-down methodology, we sometimes have had to painfully endure a few quarters when our style of stock selection was not in vogue. Even though it always is unsettling, we have avoided trying to flip-flop our disciplines to account for the current market fad. So far, at least, these periods have tended to serve as a prelude to major market turning points. We believe today's environment is one of those times.

We fully expect this current season of instability/correction in the markets to continue for another three-to-six months. It is, however, very comforting to know that not only has our asset allocation model kept us on track over the many years of the sustained bull-market, but it has also transitioned us during these last 10 months to today's very defensive position.

We thank you very much for your continued confidence in our asset allocation model, as expressed by your investment in the Mentor Strategy Portfolio.

Sincerely,

The Tactical Asset Allocation
Management Team

* The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P 500 Index.

MANAGERS' COMMENTARY
MENTOR STRATEGY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A shares and the S&P 500.

                                    [CHART]

               Class A        S&P 500~
 6/5/95       $ 9,425         $10,000
6/30/95         9,695          10,235
9/30/95        10,554          10,890
9/30/96        12,747          13,291
3/31/97        12,003+         14,785~

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

               1-Year       Since Inception++
Class A       (3.95%)            10.54%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.

~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 3/31/97.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B shares and the S&P 500.

                                    [CHART]

                  Class B        S&P 500
10/29/93          $10,000        $10,000
12/31/93           10,160         10,024
12/31/94            9,798         10,157
 9/30/95           12,175         13,180
 9/30/96           14,018         15,860
 3/31/97           13,530         17,643

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                1-Year       Since Inception~~
Class B        (2.56%)            8.75%

+++ Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio
    Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

~~ Reflects operations of Mentor Strategy Portfolio Class B from the date of issuance on 10/29/93 through 3/31/97.

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

REVIEW OF MARKETS
The equity market posted strong returns through most of the six-month period ending March 31, 1997. After posting an 8.3% return for the fourth quarter of 1996, the equity market subsequently rose 10% from year-end to late February. However, a combination of stronger than expected economic reports and rising interest rates brought stock prices back down 7%, negating most of the returns provided during the quarter. The bond market continues to suffer from a bad case of inflation paranoia complicated by tighter monetary policy implemented by the Federal Reserve. This combination pushed long-term interest rates upward from 6.6% at the end of 1996 to 7.1% at the end of the first quarter.

PORTFOLIO PERFORMANCE
For the six-month period ending March 31, 1997, the Mentor Income & Growth Fund returned 6.1% for the A shares, and 5.7% for the B shares, outperforming the Lipper Balanced Fund Average which returned 5.5%.* During the last six months, the equity portion of the Portfolio benefited from overweighting the strong performing finance and energy sectors, while underweighting the weaker performing consumer staples and technology sectors. While the bond market did provide modest gains during the fourth quarter of 1996, prices fell back during the first quarter of 1997. At current levels, bond yields look very attractive relative to projected 1997 inflation of 2.5%.

MARKET OUTLOOK
Despite investor fears reflected in recent market volatility, our outlook for the economy remains favorable for a number of reasons. A high level of consumer confidence, persistent job growth, and some upward pressure on wages should continue to fuel consumer demand. Inflation is expected to remain low this year. Oil prices have been declining for the past several months, last year's run-up in agricultural commodity prices has reversed, and many industrial material prices are well below last year's level. The strength of the dollar over the past several months should keep corporate pricing flexibility at very low levels.

Equities will continue to be challenged by the prospect of an additional rate hike at the next Federal Open Market Committee Meeting in late May and valuation levels that are not "cheap." Beyond that, the fundamentals still look supportive -- moderate growth, low inflation, and rising corporate earnings.

While investors appear concerned about the potential for future increases in interest rates, given our view of the economy, and the recent preemptive rate hike by the Federal Reserve, we believe it is unlikely that the Fed will repeat their actions of 1994 when a series of increases were instituted. The present conditions are very different from that period when capacity utilization rates were rising and industrial material prices were increasing sharply.

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY
As of March 31, 1997, the asset allocation of the Portfolio was 51% stocks, 44% bonds and 5% cash. While we will be raising the Portfolio's equity weighting modestly in the coming months, it remains at the low end of our historic and expected range, and reflects our view that the market's favorable outlook is largely discounted in current stock prices. It also reflects our belief that bonds are attractive relative to stocks and cash.

EQUITY STRATEGY
While we maintain a slight overweight position, we have recently reduced the Portfolio's exposure to the energy sector. We took profits in some of the Portfolio's energy positions because they had appreciated significantly and we had concerns about the sustainability of those gains in an environment of falling oil prices.

In the financial sector we have reduced positions in large banks and allocated the proceeds into some smaller regional banks. The premium given to smaller banks, due largely to takeover speculation, has been reduced. While these smaller banks remain targets for consolidation, for the first time in a few years they are trading at a discount to their larger counterparts.

Overall, the potential for a sloppy market remains. Given the very near-term orientation of the market, we believe that some interesting opportunities may develop in companies with strong long-term outlooks, but which suffer near-term earnings shortfalls. In this environment, our focus on individual stock selection should benefit shareholders.

FIXED INCOME STRATEGY
Although buying bonds into weakness, particularly while the Fed is raising short-term rates, is a painful process, that is precisely what we are doing. In our view, the valuation of bonds relative to either current or prospective inflation is now sufficiently attractive and we feel compelled to increase the Portfolio's duration.

The Portfolio has had a modest weighting in corporate bonds for some time due to our belief that corporates were expensive. However, as yields become more generous relative to those of treasuries, we are becoming more interested in adding to the Portfolio's corporate holdings. Mortgages have performed well and are reasonably priced but we do not expect to be adding to the Portfolio's positions at these yield levels.

Thank you for your continued support.

Sincerely,

The Balanced Management Team

* Lipper Analytical Services, an independent rating company, groups funds by investment objectives and calculates performance figures for each group. Performance does not include sales charges and does include reinvestment of all distributions.

MANAGERS' COMMENTARY
MENTOR INCOME AND GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class A and Class B shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.++

                                    [CHART]

              Class A           Class B       LAGG/S&P 500
5/24/93      $ 9,425            $10,133         $10,000
9/30/93        9,909             10,506          10,353
9/30/94       10,578             11,239          10,446
9/30/95       12,402             12,614          12,879
9/30/96       14,802             15,140          14,686
3/31/97       15,698+            16,208~         15,815++

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                     1-Year        Since Inception+++
Class A              7.02%             12.45%
Class B              8.68%             12.94%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

+ Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class A shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

++ The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index. Investors cannot invest in an index.

+++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class
    B shares from the date of initial public investment on 5/24/93 through 3/31/97.

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE?

After the Fed ultimately decided not to tighten interest rates in the first half of 1996, the municipal market began to rally in May. Prices continued to rise through year end, gaining back most of the loss markets had experienced earlier in the year. By 12/31/96, the Bond Buyer 25 Revenue Index (with a weighted maturity of 30 years), yielded 5.92%, compared to a 30-year treasury which yielded 6.64%.* With tax-exempt yields at an 89% ratio to treasuries, municipals remained an attractive investment.

The moderate growth environment experienced during the fourth quarter, plus growing concern about a spurt in inflation, led us to believe the economy would continue to expand through the first quarter of 1997 and that it was more likely that interest rates would rise than decline. This proved correct, with generic 30-year triple-A municipals increasing 25 basis points from year end. Long-term tax-exempt yields, nearly paralleling the path of treasuries, have hit their highest rate levels since last summer.

WHAT OTHER FACTORS INFLUENCED THE FUND?

Election year politics further strengthened the municipal market. The results of the presidential election were positive, as major tax reform is unlikely under the Clinton administration. Additionally, the status quo of a split government (a Democratic president and a Republican Congress) should help restrain potential spending increasing and tax cuts, therefore keeping the budget deficit under control.

The trend which has probably had the most impact on the tax-exempt mutual fund industry is the rising number of insured issues coming to market. AAA-rated insured issuance has grown from 1989's level of 25% to nearly 50% in 1996. Year-to-date 1997, insured issuance has risen to 52%. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties such as Miami and Los Angeles County. Also, the cost of insurance has drastically decreased over the past three years. This trend has caused a scarcity of high-yield issues as well as a narrowing in yield spreads between insured and uninsured bonds.

HOW DID WE MANAGE THE PORTFOLIO GIVEN THE ABOVE CONDITIONS?

We managed the portfolio conservatively during the period, employing the following strategies:

(Bullet) We maintained a barbell structure in rating distribution. At the end of the period 43% of assets were AAA-rated, the highest credit rating assigned to bonds by the Standard and Poor's Rating Group.** Another 36% of assets were BBB-rated or non-rated. This structure helps balance the portfolio's volatility to interest rate movements. While the AAA-rated securities provide safety of principal and total return opportunities, lower rated and non-rated securities provide income potential and tend to exhibit lower price volatility as interest rates change.

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

(Bullet) We identify securities that we believe will outperform within a sector and which can be purchased at an attractive price, rather than focusing on market timing. We also use our research expertise to identify sector trends and take advantage of spread relationships between industries. This "bottom up" approach to security selection helps us capture maximum price appreciation potential, while minimizing credit risk.

(Bullet) We adjust the fund's duration to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations tend to perform better when interest rates are rising. At the end of the period, the fund had a duration of 7.52 years, compared to the Lehman Municipal Bond Index duration of 8.18 years.*** While maintaining a shorter duration prevented the fund from taking full advantage of the decline in interest rates in the fourth quarter, it benefited the fund in the first three months of 1997.

WHAT IS OUR OUTLOOK?

Going into the second quarter, our outlook continues to be slightly bearish, although the municipal market has strong underlying fundamentals. Higher interest rates have kept new issuance down, leaving municipal prices firm. Longer term yields are reaching attractive levels for investors (6.00% and higher). While the ratio of municipals to governments has declined from year-end, municipal security yields continue to outshine competing domestic fixed-income investments. Municipal credit quality looks strong on a number of fronts. State reserves continue to improve, and key revenue sectors have been showing strengthening coverage. We look for health care and airport special facilities to perform well.

Given the anticipation that the Fed will probably tighten again, we are likely to see long-term municipal interest rates continue to rise over the next few months. At the current time, however, our longer-term interest-rate outlook is more positive. We believe the fund is positioned to perform well in the coming months and do not anticipate major changes in the Portfolio's characteristics. We will continue to balance the Portfolio's total return and dividend income and, at the same time, manage volatility by adjusting duration when necessary.

Sincerely,

The Tax-Free Management Team

* The Bond Buyer 25 Revenue Index represents the arithmetic average of the yields-to-maturity of 25 municipal revenue bonds. The bonds comprising the index have a 30-year maturity and are rated A1 by Moodys Investor Services.

** Standard and Poor's Corporation corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

*** The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

MANAGERS' COMMENTARY
MENTOR MUNICIPAL INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B shares and Lehman Municipal Bond Index.

                                    [CHART]

               Class A         Class B     Lehman Municipal Bond Index~
4/29/92        $ 9,525         $10,000         $10,000
9/30/92         10,034          10,528          10,561
9/30/93         11,637          12,134          11,906
9/30/94         11,101          11,511          11,616
9/30/95         12,151          12,348          12,916
9/30/96         12,935          13,184          13,818
3/31/97         13,263          13,499          14,137

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                       1-Year     Since Inception+++
Class A                0.88%            5.91%
Class B                1.51%            6.28%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Municipal Income Portfolio Class A and Class B shares from the date of initial public investment on 4/29/92 through 3/31/97.

MANAGERS' COMMENTARY
MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
SIX-MONTHS ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

MARKET CONDITIONS
During the six-month period ended March 31, 1997 fixed-income interest rates increased modestly across the yield curve. Two-year and 10-year treasuries yielded 6.41% and 6.91% respectively on March 31, up 0.32% and 0.21% from six month ago levels. The fourth quarter of 1996 and the early part of 1997 saw interest rates fall modestly. However, with economic statistics showing continued strength during February and March, market participants began to assume that the Federal Reserve would intervene to slow economic growth and inflation prospects. The markets reacted accordingly, with rates trending upward throughout the latter part of the quarter. The Fed's decision to raise the Fed Funds rate by 0.25% to 5.50% at its late March Open Market Committee meeting confirmed the market's assumption of tighter monetary policy. We suspect that this will be only the first of several moderate rate increases by Mr. Greenspan and his colleagues in the coming months.

PERFORMANCE
The Portfolios generated competitive investment performance results for the six-month period ended March 31, 1997. The Mentor Short-Duration Income Portfolio had a return of 2.70% (for A shares) for the period, comfortably exceeding its Merrill Lynch 3-Year Treasury benchmark, which returned 2.37%.* It also exceeded its Lipper peer group average of 2.29%.** This result placed the Portfolio in the top quartile of its Lipper category. The Quality Income Portfolio returned 2.51% (for A shares) for the six months versus its Merrill Lynch 7-Year Treasury benchmark, which returned 1.89%.* This compared to 2.62% for its Lipper peer group, placing the fund in the third quartile of its Lipper category.**

During the full six-month period we chose to make only very limited duration bets, deviating only occasionally and then very modestly from our Merrill Lynch Treasury benchmarks. We continued to seek to add value through security selection, sector allocation, and yield curve weighting strategies. As the quarter came to a close and the fixed-income markets weakened in the face of strong economic statistics and the likelihood of Fed intervention, we chose to move our portfolios to a higher weighting of government securities. To accomplish this, we sold part of our position in complex securities, like teaser ARMs (adjustable rate mortgages), which offer incremental yield but are vulnerable to Fed tightenings.

MARKET OUTLOOK
As noted previously, we believe that the recent Fed tightening is likely to be the first of several moderate interest rate increases in the coming months. This is likely to lead to choppy markets during the early part of the upcoming quarter and perhaps to continued weakness in the short-term. However, we strongly feel that the Fed's current inflation vigilance is laying the groundwork for extremely bullish long-

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
term prospects for the fixed-income markets. When compared to other asset classes, and when compared to current levels of inflation, we believe that a 30-year bond yielding in excess of 7% represents compelling value. However, we plan to remain patient as we look for opportunities to extend duration, realizing through experience that markets often overreact in the short-term before establishing trends in keeping with long-term market fundamentals.

Sincerely,

The Fixed-Income Management Team

 * THE MERRILL LYNCH 3-YEAR AND 7-YEAR TREASURY INDEXES ARE ADJUSTED TO REFLECT REINVESTMENT OF INTEREST ON SECURITIES IN THE INDEX. THEY ARE NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE. OF COURSE, TREASURIES ARE GUARANTEED AS TO PRINCIPAL AND INTEREST, WHILE THE FUND'S SHARES ARE NOT GUARANTEED AND WILL FLUCTUATE.

** LIPPER ANALYTICAL SERVICES, AN INDEPENDENT RATING COMPANY, GROUPS FUNDS BY
   INVESTMENT OBJECTIVES AND CALCULATES PERFORMANCE FIGURES FOR EACH GROUP. PERFORMANCE DOES NOT INCLUDE SALES CHARGES AND DOES INCLUDE REINVESTMENT OF ALL DISTRIBUTIONS.

                             PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B shares and the Merrill Lynch 7-Year Treasury Index.

                                    [CHART]

              Class A          Class B     Merrill Lynch 7-Year Treasury Index
4/29/92       $ 9,525          $10,000                 $10,000
9/30/92         9,846           10,324                  11,052
9/30/93        10,378           10,827                  12,380
9/30/94        10,036           10,406                  11,705
9/30/95        11,222           11,354                  13,496
9/30/96        11,681           11,879                  14,020
3/31/97        11,976++         12,270+                 14,164~

                      AVERAGE ANNUAL RETURNS AS OF 3/31/97
                            INCLUDING SALES CHARGES

                1-Year       Since Inception+++
Class A        (0.66%)            3.74%
Class B        (0.07%)            4.09%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

+ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B shares from the date of initial public investment on 4/29/92 through 3/31/97.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A shares and the Merrill Lynch 3-Year Treasury.

                                    [CHART]

              Class A       3-Year Treasury
6/16/95       $ 9,900           $10,000
6/30/95         9,946            10,061
9/30/95         9,931            10,214
9/30/96        10,532            10,753
3/31/97        10,817+           11,008~

AVERAGE ANNUAL RETURNS AS OF 3/31/97
INCLUDING SALES CHARGES

              1-Year       Since Inception++
Class A       3.46%             4.48%

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B shares and Merrill Lynch 3-year Treasury.

                                    [CHART]

                       Class B         3-Year Treasury
 4/29/94               $10,000             $10,000
12/31/94                10,093              10,075
 9/30/95                10,623              11,051
 9/30/96                11,225              11,709
 3/31/97                11,458              11,986

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Merrill Lynch 3-Year Treasury is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 3-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

+ Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 3/31/97.

+++ Represents a hypothetical investment of $10,000 in Mentor Short-Duration
    Income Portfolio Class B shares. A contingent deferred sales charge will be imposed, if applicable on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B shares' performance assumes the reinvestment of all dividends and distributions.

~~ Reflects operations of Mentor Short-Duration Income Portfolio Class B shares from the date of initial public investment on 4/29/94 through 3/31/97.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                              89.83%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                             1.31%
  Blount International, Inc.-Class A                                                          69,050         $  2,848,313
  Tetra Tech, Inc. *                                                                         116,500            2,563,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,411,313
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                0.76%
  Superior Services, Inc.*                                                                   141,000            3,137,250
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                          17.89%
  Applebees International, Inc                                                                73,400            1,770,775
  Applied Graphics Technologies*                                                             123,200            4,358,200
  Cadmus Financial Communications                                                             95,150            1,343,994
  Casa Ole Restaurants, Inc.*                                                                159,100            1,421,956
  Clayton Homes, Inc.                                                                        268,384            3,421,896
  Clear Channel Communications*                                                               43,900            1,882,213
  Consolidated Products Company*                                                             191,012            2,650,292
  Corporate Express, Inc.*                                                                   117,250            1,201,813
  Dollar General Corporation                                                                 219,816            6,869,250
  Evergreen Media Corporation*                                                               129,300            3,773,944
  Fairfield Communities, Inc.*                                                               194,900            4,872,500
  Friedman's, Inc.-Class A*                                                                  146,050            2,318,544
  GTECH Holdings Corporation*                                                                 88,850            2,676,606
  Heftel Broadcasting Corporation-Class A*                                                    44,350            2,062,275
  Keystone Automotive Industries, Inc.*                                                      197,800            3,065,900
  Paxar Corporation*                                                                         235,399            4,560,856
  Regal Cinemas, Inc.*                                                                       171,562            4,632,174
  Rental Service Corporation*                                                                120,950            2,298,050
  Scientific Games Holding*                                                                  175,470            3,728,738
  Southern Energy Homes, Inc.*                                                               363,175            3,767,941
  Speedway Motorsports, Inc.*                                                                118,350            2,810,813
  Stage Stores, Inc.*                                                                         92,100            2,026,200
  Suburban Lodges of America*                                                                127,900            2,302,200
  Watsco, Inc.                                                                               162,575            4,145,663
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               73,962,793
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                            2.17%
  JP Food Services, Inc.*                                                                     89,400            2,469,675
  Rexall Sundown, Inc.*                                                                       84,400            2,162,750
  Richfood Holdings, Inc.                                                                    231,325            4,337,344
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,969,769
-------------------------------------------------------------------------------------------------------------------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                      7.77%
  American Oilfield Divers, Inc.*                                                            194,900         $  2,192,625
  Coach USA, Inc.*                                                                           121,250            3,516,250
  Core Laboratories, Inc.*                                                                   209,500            3,718,625
  Mary Land and Exploration*                                                                 107,300            2,762,975
  Maverick Tube Corporation*                                                                 204,550            3,630,763
  Nuevo Energy Company*                                                                      151,000            5,794,625
  Pride Petroleum Services, Inc.*                                                            224,300            4,654,225
  Trico Marine Services, Inc.*                                                                74,600            3,543,500
  Tuboscope Vetco International Corporation*                                                 168,950            2,301,944
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               32,115,532
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                   3.20%
  Markel Corporation*                                                                         72,060            7,962,630
  National Commerce Bancorporation                                                           137,096            5,278,196
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               13,240,826
-------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                     25.12%
  American Medserve Corporation*                                                             137,150            1,611,513
  Atria Communities, Inc.*                                                                   190,800            2,003,400
  Biosite Diagnostics*                                                                       101,450              989,137
  Capstone Pharmacy Services*                                                                244,400            2,688,400
  Clintrials Research, Inc.*                                                                 144,350            1,226,975
  CompDent Corporation*                                                                       36,520            1,022,560
  Dentsply International, Inc.                                                                77,950            3,897,500
  Dura Pharmaceuticals*                                                                       80,150            2,865,362
  Emcare Holdings, Inc.*                                                                     180,900            4,861,688
  Express Scripts, Inc.-Class A*                                                              77,300            2,763,475
  First Commonwealth, Inc.*                                                                   92,800            1,368,800
  FPA Medical Management, Inc.*                                                              121,200            2,333,100
  Genesis Health Ventures, Inc.*                                                              91,900            2,871,875
  Gulf South Medical Supply*                                                                 116,300            2,253,313
  Health Management Associates, Inc.*                                                        211,594            5,025,357
  Healthdyne Information Enterprises*                                                        122,150              458,062
  Henry Schein, Inc.*                                                                         43,950            1,274,550
  Home Health Corporation of America*                                                        168,250            1,661,469
  Manor Care, Inc.                                                                           100,310            2,445,056
  Meridian Diagnostics, Inc.                                                                 256,400            2,820,400
  Molecular Devices Corporation*                                                             160,100            2,221,387

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

HEALTH (CONTINUED)
  Multicare Companies, Inc.*                                                                 261,225         $  4,930,622
  National Surgery Centers, Inc.*                                                            149,550            4,336,950
  Omnicare, Inc.                                                                             174,060            4,090,410
  Parexel International Corporation*                                                          83,500            1,920,500
  Pediatric Services of America, Inc.*                                                       174,250            3,288,969
  Pediatrix Medical Group, Inc.*                                                              85,000            2,794,375
  Phycor, Inc.*                                                                              137,935            3,758,729
  Physician Sales and Services, Inc.*                                                        133,300            1,682,912
  Quorum Health Group*                                                                        85,900            2,652,162
  Raytel Medical Corporation*                                                                248,350            2,607,675
  Renal Treatment Center, Inc.*                                                              235,730            5,303,925
  Rural/Metro Corporation*                                                                    99,750            3,042,375
  Serologicals Corporation*                                                                  128,550            1,928,250
  Sofamor Danek Group, Inc.*                                                                 118,670            4,286,954
  Suburban Ostomy Supply Company*                                                             91,600              870,200
  United Dental Care, Inc.                                                                   100,350            2,709,450
  Vencor, Inc.*                                                                              132,655            5,024,308
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              103,892,145
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                 24.64%
  ACC Corporation*                                                                           104,625            2,327,906
  Advanced Technology*                                                                       118,650            2,046,712
  Applied Materials, Inc.*                                                                    52,500            2,434,687
  Applied Microsystems Corporation*                                                          219,250            1,342,906
  Aspect Development, Inc.*                                                                  205,400            4,724,200
  Benchmark Electronics, Inc.*                                                               149,570            4,374,922
  Benchmarq Microelectronics*                                                                230,650            2,883,125
  Billing Information Concepts*                                                               92,800            2,227,200
  CFM Technologies, Inc.*                                                                     66,400            1,967,100
  Cognos, Inc.*                                                                               99,550            2,588,300
  Concord EFS, Inc.*                                                                          60,361            1,131,769
  Dataworks Corporation*                                                                     252,150            3,656,175
  Envoy Corporation*                                                                          89,400            2,089,725
  Harbinger Corporation*                                                                     142,750            3,140,500
  HPR, Inc.*                                                                                 153,950            1,731,937
  Indus Group*                                                                               200,600            2,908,700
  Industri-Matematic International Corporation*                                              279,600            2,236,800
  Intelligroup, Inc.*                                                                        170,650            1,727,831
  Linear Technology Corporation                                                               94,100            4,163,925

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)
  Maxim Integrated Products, Inc.*                                                            99,100         $  4,793,962
  LSI Logic Corporation*                                                                     130,000            4,517,500
  Micros Systems, Inc.*                                                                      128,250            4,472,719
  National Education Corporation*                                                             38,250              482,906
  Pairgain Technologies*                                                                      77,500            2,295,937
  Precision Response Corporation*                                                            159,550            3,769,369
  Radiant Systems, Inc.*                                                                     105,050              945,450
  Rational Software Corporation*                                                             122,250            2,521,406
  SDL, Inc.*                                                                                 122,660            2,100,552
  Sipex Corporation*                                                                         129,650            3,792,262
  Symmetricom, Inc.*                                                                         176,400            2,513,700
  Techforce Corporation*                                                                      94,700              562,281
  Triquint Semiconductor, Inc.*                                                              140,400            3,352,050
  Uniphase Corporation*                                                                      121,050            4,478,850
  U.S. Long Distance Corporation*                                                            198,100            2,302,912
  Versant Object Technology*                                                                 113,850            1,010,419
  Viasoft, Inc.*                                                                              87,700            2,850,250
  Viisage Technology*                                                                        149,650            1,402,969
  Worldcom, Inc.*                                                                            182,559            4,016,298
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              101,886,212
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION                                                              1.99%
  American Freightways*                                                                       80,700            1,124,756
  Heartland Express, Inc.*                                                                   136,500            2,593,500
  Mesaba Holdings, Inc.*                                                                     236,750            2,752,219
  Swift Transportation*                                                                       69,550            1,773,525
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,244,000
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                               4.98%
  Accustaff*                                                                                 201,885            3,381,574
  AHL Services, Inc.*                                                                        122,100            1,221,000
  Barrett Business Services, Inc.*                                                            89,600            1,299,200
  Medquist, Inc.*                                                                            141,750            3,118,500
  Outdoor Systems, Inc.*                                                                     138,025            4,123,497
  Source Services Corporation*                                                               147,400            2,616,350
  Ultrak, Inc.*                                                                              115,150            2,072,700
  Universal Outdoor Holdings*                                                                 96,200            2,789,800
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,622,621
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $334,519,709)                                                                       371,482,461
-------------------------------------------------------------------------------------------------------------------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                      10.20%
-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 3/31/97, 6.53%, due 4/1/97
  collateralized by $44,912,587
  Federal Home Loan Mortgage Corporation 7.00%,
  8/01/26, market value $43,073,978,
  (cost $42,170,678)                                                                     $42,170,678         $ 42,170,678
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $376,690,387)                                     100.03%                             413,653,139
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                             (0.03%)                                (111,834)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                100.00%                            $413,541,305
-------------------------------------------------------------------------------------------------------------------------

* Securities not currently producing income.

~ American Depository Receipts.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                               87.82%
--------------------------------------------------------------------------------------------------------------------------

ARGENTINA                                                                    0.52%
  Banco Galacia~                                                                                6,600         $   160,875
  Perez Company~                                                                                9,718             156,703
  Telecom Argentina~                                                                            3,300             151,800
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  469,378
--------------------------------------------------------------------------------------------------------------------------

BRAZIL                                                                       2.05%
  Brazil Fund, Inc.                                                                             6,100             150,212
  CIA Cervejaria Brahma~                                                                        9,100             121,713
  CIA Energ~*                                                                                  11,900             181,475
  Cemig CIA Energetic~*                                                                         2,250              93,052
  Centrais Eletrobras~*                                                                        12,000             258,000
  Klabin Fabic Papel~*                                                                         16,600             156,704
  PAO De Acucar#*                                                                               5,620             119,425
  Perdigao~                                                                                    10,500             113,715
  Petrol Brasileiros~*                                                                          6,900             137,310
  Telebras~*                                                                                    2,550             261,056
  Usinas Sider~*                                                                               13,700             159,263
  Vale Do Rio Doche~                                                                            4,400             100,010
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,851,935
--------------------------------------------------------------------------------------------------------------------------

CHILE                                                                        0.41%
  Banco BHIF~                                                                                   5,300             113,287
  Chile Fund, Inc.                                                                              4,100              92,763
  Chilectra~                                                                                    2,500             165,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  371,050
--------------------------------------------------------------------------------------------------------------------------

CHINA                                                                        0.10%
  Huaneng Power International, Inc.-Class A~*                                                   4,000              89,500
--------------------------------------------------------------------------------------------------------------------------

FINLAND                                                                      1.20%
  Huhtamaki OY                                                                                  9,100             443,520
  Nokia OY-Class A                                                                             10,700             640,609
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,084,129
--------------------------------------------------------------------------------------------------------------------------

FRANCE                                                                       4.60%
  Axime (Ex Segin)*                                                                             5,000             591,789
  Banque National Paris*                                                                       12,600             560,025
  Carbone Lorraine*                                                                             1,070             262,794

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)
  Cardif SA*                                                                                    2,090         $   293,425
  Cetelem                                                                                       3,000             355,607
  Credit Local France                                                                           3,900             420,704
  Generale Des Eeux                                                                             3,290             447,281
  Metropole TV*                                                                                 5,750             583,481
  Total-Class B*                                                                                4,400             380,728
  Union Financiere De France*                                                                   2,300             255,056
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,150,890
--------------------------------------------------------------------------------------------------------------------------

GERMANY                                                                      4.03%
  Daimler Benz AG*                                                                              6,940             558,269
  Degussa                                                                                       1,169             497,432
  Krupp Fried AG*                                                                               2,110             412,353
  SGL Carbon*                                                                                     915             124,406
  VIAG AG*                                                                                      2,000             945,466
  Volkswagen AG*                                                                                2,000           1,099,656
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,637,582
--------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN                                                               17.10%
  BAA PLC*                                                                                     55,000             464,052
  B.A.T. Industries, PLC                                                                       60,000             510,671
  BG*                                                                                          70,500             188,054
  Bank of Ireland*                                                                             49,465             493,271
  Barclays, PLC                                                                                30,000             502,791
  British Aerospace PLC                                                                        21,000             470,364
  British Biotech*                                                                            100,000             409,554
  British Telecom                                                                              75,000             548,466
  Burmah Castrol*                                                                              25,000             417,557
  Centrica*                                                                                   270,500             281,956
  Coats Viyella*                                                                              100,000             221,602
  Elan Corporation PLC~*                                                                       10,000             341,250
  General Electric*                                                                            60,000             367,860
  Glaxo Wellcome                                                                               31,000             568,148
  Granada Group*                                                                               25,000             376,519
  Grand Metropolitan                                                                           50,000             402,988
  Great Universal Stores                                                                       30,000             328,710
  Guinness                                                                                     50,000             422,276
  Inchcape PLC                                                                                105,000             451,577
  Lucas Varity*                                                                                75,000             241,301
  Medeva                                                                                       80,000             403,809
  National Westminister                                                                        30,000             338,067
  Pearson                                                                                      30,000             358,996
  Prudential Corporation PLC                                                                   60,000             558,438
  Rank Organisation PLC                                                                        65,000             451,330

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN (CONTINUED)
  Reckitt & Colman*                                                                            30,000         $   401,593
  Rolls Royce                                                                                  90,000             336,836
  Safeway                                                                                      70,000             409,636
  Scotia Holdings*                                                                             30,000             225,296
  Standard Chartered                                                                           37,500             519,227
  Sun Alliance Group PLC                                                                       50,000             366,875
  Tate & Lyle PLC                                                                              40,000             284,964
  Tesco PLC                                                                                    60,000             344,223
  Thorn PLC*                                                                                  100,000             274,951
  Transport Development Group                                                                  95,000             300,969
  Unigate                                                                                      20,000             148,392
  Unilever PLC                                                                                 45,000           1,192,960
  United Utilities                                                                             50,000             515,432
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               15,440,961
--------------------------------------------------------------------------------------------------------------------------

HONG KONG                                                                    5.30%
  CDL Hotels International                                                                    411,202             202,982
  Cheung Kong Holdings                                                                         48,000             422,781
  China Areospace*                                                                            200,000              69,689
  China O/Seas Land                                                                           230,000             124,666
  China Pharmaceutical                                                                        545,000              94,248
  Chinese Estates                                                                             100,168              98,892
  Citic Pacific Limited*                                                                       24,000             118,937
  Dah Sing Financial                                                                           14,800              57,682
  Elec & Eltek International                                                                  500,000             118,730
  GZI Transport-Warrants*                                                                      60,000              10,685
  GZI Transport*                                                                              200,000             118,085
  Henderson China                                                                              45,056              80,823
  Henderson Land Development                                                                   16,000             132,667
  Hon Kwok Land                                                                               360,000             118,472
  Hong Kong Electric                                                                           80,000             282,370
  Hong Kong Telecom, Ltd.                                                                     123,327             210,884
  HSBC Holdings PLC                                                                            28,679             666,205
  Hutchison Whampoa, Ltd.                                                                      72,000             541,252
  Hysan Development-Warrants*                                                                     700                 361
  International Bank of East Asia                                                             160,000              98,081
  LAI Sun Development                                                                         200,000             232,297
  LAI Sun Hotels- Warrants*                                                                    40,160                   0
  National Mutual Asia                                                                        120,000             125,441
  New World Development                                                                        56,057             302,396
  Sino Land Company                                                                           100,000             103,243
  Sun Hung Kai Properties                                                                      12,000             126,990
  Swire Pacific Limited-Class A                                                                20,000             157,445
  Television Broadcast, Ltd.                                                                   16,000              65,043
  USI Holdings Ltd.*                                                                          313,000             108,054
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,789,401
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

INDIA                                                                        0.30%
  BSES Limited#*                                                                                4,000         $    83,000
  India Cement#*                                                                               20,000              52,500
  Indian Opportunity*                                                                          11,000              99,660
  Tata Electric Cies#*                                                                            100              33,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  268,910
--------------------------------------------------------------------------------------------------------------------------

INDONESIA                                                                    0.56%
  Bank Dagang NA*                                                                             100,000              99,958
  Bank Dagang NI*                                                                              75,000              74,969
  Bank Dagang-Warrants*                                                                        25,000               8,850
  Citra Marga Local*                                                                          120,000             107,455
  PT Daya Gune Samudera*                                                                       42,000              61,224
  Telekomunikasi Thoser B*                                                                    103,000             157,653
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  510,110
--------------------------------------------------------------------------------------------------------------------------

ITALY                                                                        0.85%
  Seat SPA*                                                                                    52,000              18,038
  STET-Societa*                                                                                26,000             113,361
  Telecom Italia Mobile*                                                                      220,000             631,579
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  762,978
--------------------------------------------------------------------------------------------------------------------------

JAPAN                                                                        7.83%
  Canon, Inc.                                                                                  28,000             600,081
  Fuji Photo Film                                                                              17,000             559,563
  Fujitsu                                                                                      56,000             570,643
  Hitachi Construction                                                                         58,000             515,973
  Honda Motor Company                                                                          20,000             596,846
  Nichiei Company                                                                               7,200             558,997
  Nichiha Corporation                                                                          13,000             188,192
  Nippon Telegraph & Telephone                                                                     87             612,835
  Orix Corporation                                                                             10,000             440,760
  ROHM Company                                                                                  8,000             590,053
  Sagami Chain Company                                                                         12,600             152,851
  Taisho Pharmaceutical                                                                        24,000             560,938
  Tokyo Denpa Company                                                                           5,000              95,026
  Toyoda Automatic                                                                             30,000             497,372
  UNI-Charm Corporation                                                                        20,000             525,677
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,065,807
--------------------------------------------------------------------------------------------------------------------------

KOREA                                                                        0.11%
  CITC Seoul Exel@*                                                                                 2              15,500
  Korea-Europe Fund@*                                                                              18              41,670
  LG Electronics#*                                                                              6,400              20,960
  Samsung Electronics# (b)*                                                                       397              18,480
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   96,610
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

MALAYSIA                                                                     2.06%
  ACP Industries                                                                               16,000         $   132,351
  Affin Holdings BHD*                                                                          65,000             184,909
  Boustead Holdings                                                                            36,000              90,790
  Cahya Mata Sarawak BHD                                                                       15,000             170,988
  DCB Holdings                                                                                 48,000             181,096
  Diversified RES                                                                              40,000             130,737
  Genting Berhad                                                                               20,000             135,580
  Magnum Corporation                                                                          110,000             208,615
  MBM Resources*                                                                               20,000              54,877
  Malaysian Assurance                                                                          10,000              57,702
  Public Finance*                                                                              80,000             132,351
  Renong Berhad                                                                                80,000             135,580
  Suremax Group                                                                                28,000             187,552
  UMW Holdings Berhad                                                                          10,000              55,281
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,858,408
--------------------------------------------------------------------------------------------------------------------------

MEXICO                                                                       1.44%
  Bufete Industrial*                                                                            7,720             160,190
  CIFRA~                                                                                      100,000             137,500
  Cont Com Mexicana#*                                                                           7,150             105,463
  DESC~*                                                                                        6,200             162,750
  Empresas ICA~*                                                                                7,700             123,681
  Empress La Modern~*                                                                           8,360             167,200
  Fomento Economic~*                                                                           38,400             169,943
  Grupo Financiero Bancomer~*(b)                                                                4,800             121,200
  Panamerica Beverages-Class A                                                                  2,900             155,513
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,303,439
--------------------------------------------------------------------------------------------------------------------------

NETHERLANDS                                                                  3.38%
  ABN-Amro Holdings NV                                                                          6,100             418,809
  ING Groep NV*                                                                                19,771             777,624
  Oce-Van Der Grinten                                                                           3,200             413,519
  Royal Dutch Petroleum*                                                                        3,187             577,728
  Vendex International*                                                                         5,325             251,669
  VNU-Ver Ned Uitgevers                                                                        30,000             616,318
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,055,665
--------------------------------------------------------------------------------------------------------------------------

NORWAY                                                                       0.51%
  Orkla AS-Class A*                                                                             5,770             463,149
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

PERU                                                                         0.17%
  CPT Telefonica Del Peru~                                                                      6,700         $   149,075
--------------------------------------------------------------------------------------------------------------------------

PHILIPPINES                                                                  0.25%
  Bank Of The Philippines                                                                      15,000             101,840
  Benpres Holdings#*                                                                           16,000             120,800
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  222,640
--------------------------------------------------------------------------------------------------------------------------

SINGAPORE                                                                    0.74%
  ACMA Limited-Warrants                                                                         7,500               4,387
  City Developments*                                                                           16,000             141,779
  Development Bank Singapore*                                                                  20,000             232,606
  Jardine Strategic                                                                            20,000              69,201
  Jardine Strategic-Warrants                                                                    3,125               1,016
  Overseas Union*                                                                              10,000              68,882
  Singapore Press Holdings                                                                      5,000              91,035
  Sing Tech Shipbuilding*                                                                      38,000              56,296
  UTD Overseas-Warrants*                                                                        2,000               1,263
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  666,466
--------------------------------------------------------------------------------------------------------------------------

SPAIN                                                                        1.07%
  Continente Cent*                                                                             12,500             222,724
  Corporacion Financiera                                                                        3,700             366,199
  Viscofan Envolturas Celulos                                                                  21,500             379,277
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  968,200
--------------------------------------------------------------------------------------------------------------------------

SWEDEN                                                                       3.88%
  Celsisu-Class B*                                                                             30,000             573,318
  Electrolux AB*                                                                                1,950             123,789
  NCC-Class B*                                                                                 33,700             450,150
  Securitas-Class B*                                                                           12,540             358,226
  Skandia Forsak*                                                                               3,750             117,788
  Skandinaviska-Class A*                                                                       26,960             297,723
  SKF AB-Class B*                                                                               5,280             138,263
  Svenska Handel-Class A*                                                                      30,000             912,548
  Volvo-Class B*                                                                               20,000             534,303
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,506,109
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net
                                                                            Assets          Shares            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

SWITZERLAND                                                                  2.04%
  Credit Suisse Group*                                                                          6,000         $   717,301
  Roche Holding AG                                                                                117           1,007,657
  Sulzer AG                                                                                       180             117,716
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,842,675
--------------------------------------------------------------------------------------------------------------------------

TAIWAN                                                                       0.34%
  Formosa Growth Fund*                                                                          5,000              90,625
  Taipei Fund@*                                                                                    20             214,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  304,625
--------------------------------------------------------------------------------------------------------------------------

THAILAND                                                                     0.30%
  Bangkok Bank                                                                                 16,000             155,345
  Banpu Coal                                                                                    8,000             120,209
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  275,554
--------------------------------------------------------------------------------------------------------------------------

UNITED STATES                                                               26.68%
  ACC Corporation*                                                                             17,500             389,375
  AGCO Corporation                                                                             15,000             414,375
  APAC Teleservices*                                                                           15,000             390,000
  Abbott Laboratories                                                                          12,500             701,563
  American Express Company                                                                     10,000             598,750
  Amresco, Inc.*                                                                               25,000             418,750
  Automatic Data Processing                                                                    15,000             628,125
  Avnet, Inc.                                                                                  12,000             676,500
  BMC Industries                                                                               17,000             480,250
  Borders Group, Inc.                                                                          30,000             566,250
  Cardinal Health, Inc.                                                                        10,000             543,750
  Carnival Corporation-Class A                                                                 15,000             555,000
  Chase Manhattan Corporation                                                                   8,000             749,000
  Chesapeake Energy                                                                            20,000             417,500
  Cooper Cameron Corporation*                                                                  10,000             685,000
  Diamond Offshore*                                                                             6,040             413,740
  El Paso Natural Gas                                                                          14,000             792,750
  Evergreen Media Corporation-Class A*                                                         18,000             525,375
  Federal National Mortage Association                                                         17,500             632,188
  Fisher Scientific                                                                            15,000             661,875
  Fort Howard Corporation*                                                                     20,000             622,500
  Furniture Brands International*                                                              40,000             600,000
  Halliburton Company                                                                           7,500             508,125
  Healthsouth Corporation                                                                      25,000             478,125
  Health Management Associates-Class A*                                                        25,000             593,750
  Household International                                                                       7,000             602,875
  JP Food Services, Inc.*                                                                      20,000             552,500
  Lilly (ELI) & Company                                                                         8,000             658,000
  Lockheed Martin Corporation                                                                   6,000             504,000
  Microsoft Corporation                                                                         2,000             183,375

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                           Shares or
                                                                    Percent of Net         Principal
                                                                            Assets          Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
  Mirage Resorts, Inc.*                                                                        25,000         $   531,250
  Motorola, Inc.                                                                               10,000             603,750
  Omnicare                                                                                     20,000             470,000
  Oryx Energy*                                                                                 20,000             385,000
  Pepsico, Inc.                                                                                15,000             489,375
  Reynolds & Reynolds Company-Class A                                                          18,000             429,750
  Safeway*                                                                                     12,500             579,687
  ST Jude Medical, Inc.*                                                                       17,500             584,062
  Sonat, Inc.*                                                                                 10,000             545,000
  Staples, Inc.*                                                                               25,000             503,125
  Sun Microsystems, Inc.*                                                                      17,000             490,875
  Sybron International Corporation*                                                            14,000             388,500
  USF & G Corporation                                                                          25,000             537,500
  Wendy's International                                                                        20,000             412,500
  Whirlpool Corporation                                                                        12,500             595,312
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               24,089,052
--------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $73,592,733)                                                                         79,294,298
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                              1.27%
--------------------------------------------------------------------------------------------------------------------------

JAPAN
  Nippon Densan Corporation, 1.00%, 9/30/03                                               $ 7,000,000              69,632
  Ricoh Company Corporation, 0.35%, 3/31/00                                                50,000,000             471,088
  Sony Corporation Bond, 0.15%, 3/30/01                                                    26,000,000             237,606
  Sony Corporation Bond, 1.40%, 3/31/05                                                    28,000,000             299,135
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,077,461
--------------------------------------------------------------------------------------------------------------------------

MALAYSIA
  Telekom Malaysia Berhad, 4.00%, 10/3/04~
     (9/22/94, $70,000) (a) (b)                                                                70,000              66,413
--------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $1,072,005)                                                                         1,143,874
--------------------------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL GLOBAL PORTFOLIOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                    Percent of Net         Principal
                                                                            Assets          Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                        9.88%
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 3/31/97, 6.53%, due 4/01/97,
  collateralized by Federal Home Loan Mortgage Corporation,
  $9,500,096
  7.00%, 8/01/97, market value $9,111,186,
  (cost $8,920,137)                                                                       $ 8,920,137         $ 8,920,137
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $83,584,875)                                        98.97%                             89,358,309
--------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                                1.03%                                930,659
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                 100.00%                            $90,288,968
--------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.
#  Global Depoistory Receipts
~  American Depository Receipts.
@  International Depository Receipts

(a) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

    SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                              87.85%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                            13.07%
  Bemis Company, Inc.                                                                        107,700         $  4,308,000
  Morton International, Inc.                                                                  83,900            3,544,775
  Nalco Chemical Company                                                                     119,100            4,451,362
  Sonoco Products Company                                                                    155,550            4,199,850
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               16,503,987
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                6.21%
  Pall Corporation                                                                           168,400            3,894,250
  W.W. Grainger, Inc.                                                                         53,300            3,944,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,838,450
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                          16.06%
  Carnival Corporation                                                                       110,500            4,088,500
  Interpublic Group Company                                                                   90,000            4,747,500
  Mirage Resorts, Inc.*                                                                      187,970            3,994,362
  Mattel, Inc.                                                                               153,600            3,686,400
  Newell Company                                                                             112,200            3,758,700
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,275,462
-------------------------------------------------------------------------------------------------------------------------

  CONSUMER STAPLES                                                         17.87%
  Avon Products                                                                               74,900            3,932,250
  CPC International, Inc.                                                                     55,650            4,563,300
  McDonald's Corporation                                                                     110,700            5,230,575
  Sherwin Williams Company                                                                   160,600            4,336,410
  Sysco Corporation                                                                          132,000            4,504,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               22,567,035
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                      3.21%
  Schlumberger, Ltd.                                                                          37,800            4,054,050
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                  10.83%
  American Express Company                                                                    62,600            3,748,175
  Banc One Corporation                                                                        75,900            3,017,025
  Federal National Mortgage Association                                                       84,000            3,034,500
  General RE Corporation*                                                                     24,500            3,871,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               13,670,700
-------------------------------------------------------------------------------------------------------------------------

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                          Shares or
                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

HEALTH                                                                      7.08%
  Pfizer, Inc.                                                                                50,600         $  4,252,305
  Schering-Plough                                                                             64,200            4,680,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,932,305
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                  3.84%
  Electronic Data Systems                                                                     39,100            1,578,663
  Intel Corporation                                                                           23,500            3,269,437
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,848,100
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION & SERVICES                                                   3.20%
  Werner Enterprises, Inc.                                                                   215,650            4,043,439
-------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                   3.52%
  Ameritech Corporation                                                                       37,300            2,293,950
  GTE Corporation                                                                             46,000            2,144,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,438,700
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                               2.96%
  S & P 500 - Depository Receipt                                                              49,500            3,735,703
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $95,433,267)                                                                        110,907,931
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                      16.84%
-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 3/31/97, 6.53%, due 4/01/97,
  collateralized by $22,645,292 Federal Home
  Loan Mortgage Corporation, 7.00%, 08/01/26,
  market value $21,718,250, (cost $21,262,602)                                           $21,262,602           21,262,602
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $116,695,869)                                     104.69%                             132,170,533
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                             (4.69%)                              (5,915,830)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                100.00%                            $126,254,703
-------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                              29.61%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                             1.43%
  American Home Products Corporation*                                                         41,800         $  2,508,000
  Synetic, Inc.*                                                                              29,500            1,393,875
  Unifi, Inc.                                                                                 20,800              634,400
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,536,275
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                4.09%
  Bay Apartment Communities                                                                   46,500            1,668,187
  Chicago Miniature Lamp, Inc.*                                                               43,000              843,875
  Fairfield Communities, Inc.*                                                                43,000            1,075,000
  Fuller (H. B.) Company                                                                      32,000            1,560,000
  Hirsch International Corporation-Class A *                                                  68,750            1,332,031
  Interface, Inc.                                                                             49,100            1,230,569
  Laidlaw, Inc.-Class B*                                                                      46,100              633,875
  Medusa Corporation                                                                          40,000            1,500,000
  Miller Industries, Inc. *                                                                   89,400            1,072,800
  Sinter Metals, Inc.-Class A *                                                               49,500            1,361,250
  Southdown, Inc.                                                                             19,950              683,288
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,960,875
-------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES                                                         0.59%
  Cintas Corporation                                                                          10,000              527,500
  United Waste Systems, Inc.*                                                                 35,900            1,337,275
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,864,775
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                           2.01%
  Bowne & Company, Inc.                                                                        9,000              244,125
  Costco Companies, Inc.*                                                                     18,000              497,250
  Honda Motor Company~                                                                         2,360              138,060
  Kimball International-Class B                                                               12,800              486,400
  Morningstar Group, Inc.*                                                                    20,050              385,962
  Reebok International*                                                                        6,200              278,225
  Smithfield Foods, Inc.*                                                                     20,300              857,675
  Stride Rite Corporation*                                                                    24,700              370,500
  Walgreen Company*                                                                           26,900            1,126,438
  Watsco, Inc.                                                                                23,550              600,525
  Zeigler Coal Holding                                                                        58,000            1,377,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,362,660
-------------------------------------------------------------------------------------------------------------------------

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                            3.64%
  Cadbury Schweppes, Plc~                                                                     29,200         $  1,047,550
  Coca Cola Femsa*~                                                                           28,600            1,029,600
  Ecolab, Inc.                                                                                33,800            1,284,400
  Gillette Company                                                                             7,100              515,638
  Health Management Association*                                                              36,900              876,375
  Interstate Bakeries                                                                         13,200              623,700
  Panamerica Beverages                                                                        22,300            1,195,837
  Sangstat Medical Corporation*                                                               51,600            1,399,650
  USA Detergents, Inc.*                                                                       41,800              961,400
  Warner-Lambert, Company*                                                                    30,000            2,595,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,529,150
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                      2.97%
  CalEnergy, Inc. *                                                                           17,600              598,400
  Chevron Corporation                                                                         16,600            1,155,775
  Honeywell, Inc.                                                                             47,500            3,224,063
  Mobile Corporation*                                                                          8,600            1,123,375
  Panenergy Corporation                                                                       20,000              862,500
  Ranger Oil, Limited                                                                        126,500            1,201,750
  Smith International, Inc.*                                                                  11,000              501,875
  Swift Energy Company *                                                                      31,100              734,737
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,402,475
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                   6.51%
  Alex Brown, Inc.                                                                            22,000              935,000
  Bankamerica Corporation                                                                     20,000            2,015,000
  Bankers Trust New York*                                                                     15,400            1,262,800
  Cali Realty Corporation                                                                     23,400              748,800
  Catellus Development Corporation*                                                           77,000            1,174,250
  Cityscape Financial Corporation*                                                            26,600              472,150
  Conseco, Inc.                                                                               26,000              926,250
  Federal Home Loan Mortgage Corporation                                                      18,400              501,400
  First Chicago NBD Corporation*                                                              20,300            1,098,737
  Loews Corporation*                                                                          12,700            1,128,713
  Merrill Lynch & Company                                                                     14,000            1,202,250
  North Fork Bancorporation                                                                   25,000              903,125
  Northern Trust Corporation                                                                  30,000            1,125,000
  Old Republic International Corporation*                                                     43,400            1,112,125
  Synovus Financial Corporation                                                               66,600            1,964,700

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)
  T. Rowe Price Associates                                                                    35,000         $  1,299,375
  Toronto-Dominion Bank                                                                       30,000              753,750
  Travelers, Inc.                                                                             20,000              957,500
  U.S. Bancorp                                                                                20,000            1,070,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,650,925
-------------------------------------------------------------------------------------------------------------------------

RETAIL                                                                      0.44%
  Safeway, Inc. *                                                                             30,000            1,391,250
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                  5.65%
  Act Manufacturing, Inc.*                                                                    54,200            1,124,650
  Aspen Technology, Inc. *                                                                    15,000              408,750
  Bell Microproducts, Inc.*                                                                   21,500              263,375
  Computer Task Group*                                                                        38,000            1,349,000
  Dell Computers*                                                                             15,300            1,034,663
  EMC Corporation*                                                                            61,200            2,172,600
  Level One Communications*                                                                   46,500            1,243,875
  Parametric Technology Corporation *                                                         30,000            1,353,750
  Quickturn Design Systems*                                                                   75,000            1,200,000
  Radisys Corporation *                                                                       27,000              789,750
  Reynolds & Reynolds-Class A                                                                 13,100              312,762
  Sanmina Corporation*                                                                        30,700            1,373,825
  SBS Technologies, Inc.*                                                                     52,500              800,625
  Smart Modular Technology*                                                                  100,000            2,375,000
  Triquint Semiconductor*                                                                     43,000            1,026,625
  Visio Corporation*                                                                          28,000            1,092,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,921,250
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION                                                              1.18%
  Greyhound Lines, Inc.*                                                                      27,500              116,875
  Illinois Central Corporation                                                                21,300              670,950
  Paccar, Inc.                                                                                22,500            1,501,875
  Wisconsin Central Transportation Corporation *                                              41,200            1,452,300
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,742,000
-------------------------------------------------------------------------------------------------------------------------

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                          Shares or
                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                               1.10%
  AG Services of America*                                                                    110,000         $  1,787,500
  Periphonics Corporation*                                                                    31,000              457,250
  U.S. Industries, Inc.*                                                                      35,500            1,251,375
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,496,125
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $93,376,851)                                                                         93,857,760
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES AND AGENCIES                                    35.30%
-------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Bond, 6.50%, 11/15/26                                                    $81,943,000           75,455,573
  U.S. Treasury Note-Strip, 8/15/20                                                       72,000,000           13,204,800
  U.S. Treasury Note-Strip, 8/15/21                                                      136,000,000           23,249,200
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $115,610,969)                                                                                         111,909,573
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                      22.90%
-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 3/31/97, 6.53%, due 4/01/97,
  collateralized by $77,305,050 Federal Home Loan
  Mortgage Corporation, 7.00%, 08/01/26,
  market value $74,302,214, (cost $72,586,394)                                            72,586,394           72,586,394
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $281,574,214)                                      87.81%                             278,353,727
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                              12.19%                              38,636,905
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                100.00%                            $316,990,632
-------------------------------------------------------------------------------------------------------------------------

* Securities not currently producing income.
~ American Depository Receipts

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                              50.24%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                             7.62%
  Aluminum Company of America                                                                 17,800         $  1,210,400
  British Steel PLC*~                                                                         22,000              585,750
  Dow Chemical                                                                                14,400            1,152,000
  Du Pont (E.I.) De Nemours                                                                    9,100              964,600
  Lubirzol Corporation                                                                        20,000              650,000
  Norsk Hydro AS~                                                                             13,000              635,375
  Phelps Dodge Corporation                                                                    16,700            1,221,187
  Rhone Poulenc SA-Class A*~                                                                  36,000            1,197,000
  Westvaco Corporation                                                                        34,000              855,020
  Willamette Industries, Inc.                                                                 15,900              993,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,465,082
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                5.66%
  Caterpillar, Inc.*                                                                          12,800            1,027,200
  Cooper Industries, Inc.                                                                     20,000              867,500
  Foster Wheeler Corporation                                                                  48,000            1,698,000
  General Electric Company                                                                    11,000            1,091,750
  Kimberly-Clark Corporation                                                                  15,000            1,490,625
  Northrop Grumman Corporation                                                                11,200              847,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,022,075
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                           2.73%
  Ford Motor Company                                                                          53,500            1,678,562
  May Department Stores Company                                                               18,100              823,550
  Sears Roebuck & Company                                                                     17,600              884,400
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,386,512
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                            5.75%
  Abbot Laboratories                                                                          23,100            1,296,487
  Baxter International                                                                        28,000            1,207,500
  Dimon Incorporated                                                                          45,300            1,041,900
  Pharmacia & Upjohn, Inc.                                                                    36,000            1,319,020
  Phillip Morris Companies, Inc.                                                               8,700              992,888
  Supervalue, Inc.                                                                            43,000            1,279,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,137,045
-------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                      5.66%
  Amoco Corporation                                                                           12,900            1,117,463

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net
                                                                           Assets          Shares            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)
  Exxon Corporation                                                                           11,300         $  1,217,575
  Honeywell Inc.                                                                              11,300              766,988
  Phillips Petroleum Company                                                                  17,200              703,050
  Repsol SA~                                                                                  21,200              863,900
  Royal Dutch Pete Corporation*                                                                3,600              630,000
  Total SA*~                                                                                  20,000              847,500
  Unocal Corporation                                                                          23,000              876,875
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,023,351
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                  10.09%
  Allstate Corporation                                                                        37,000            2,196,875
  Banc One Corporation                                                                        14,300              568,425
  Citicorp                                                                                    21,000            2,273,250
  Corestates Financial                                                                        28,400            1,349,000
  First Bank System, Inc.                                                                     30,000            2,190,000
  First Union Corporation                                                                     21,600            1,752,300
  Jefferson-Pilot Corporation                                                                 18,500            1,005,938
  Mercantile Bankshares Corporation                                                           18,000              607,500
  Wilmington Trust Corporation                                                                13,600              579,527
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,522,815
-------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                  2.49%
  International Business Machines Corporation                                                 10,280            1,412,215
  Xerox Corporation                                                                           29,600            1,683,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,095,715
-------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION & SERVICES                                                   3.63%
  Canadian Pacific, Ltd.                                                                      60,100            1,442,400
  KLM Royal Dutch Air*                                                                        35,500            1,016,187
  Union Pacific Corporation                                                                   36,000            2,043,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,501,587
-------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                   3.09%
  DQE, Inc.                                                                                   29,000              805,935
  DPL, Inc.                                                                                   34,000              820,685
  Pinnacle West Capital                                                                       38,300            1,153,788
  SBC Communications, Inc.                                                                    20,000            1,051,520
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,831,928
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS                                                               3.52%
  Brtistol Myers Squibb                                                                       16,800              991,200
  Johnson & Johnson                                                                           13,300              703,237

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                          Shares or
                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS (CONTINUED)
  Textron, Inc.                                                                                7,100         $    745,500
  Wallace Computer Services, Inc.                                                             58,000            1,921,850
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,361,787
-------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $60,983,935)                                                                         62,347,897
-------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                             4.08%
-------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS                                                             0.19%
  Aluminum Company of America, 5.75%, 2/01/01                                            $   250,000              238,775
-------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS & CONSTRUCTION                                                0.08%
  Lockheed Corporation, 6.75%, 3/15/03                                                       100,000               97,374
-------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL                                                           0.15%
  Sears Roebuck Company, 9.25%, 4/15/98                                                      175,000              179,988
-------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES                                                            0.18%
  Gillette Company, 5.75%, 10/15/05                                                          250,000              226,513
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                   2.13%
  American General Finance Corporation, 5.88%, 7/01/00                                       250,000              242,290
  Associates Corporation of North America, 5.25%, 3/30/00                                    250,000              239,062
  Chase Manhattan Corporation, 7.75%, 11/01/99                                               250,000              255,172
  Comerica Bank, 7.13%, 12/01/13                                                             250,000              231,790
  Dean Witter Discover, 6.25%, 3/15/00                                                       100,000               98,237
  First National Bank of Boston, 8.00%, 9/15/04                                              250,000              257,378
  Ford Motor Credit, 8.88%, 6/15/99                                                          100,000              104,287
  Great Western Financial, 6.38%, 7/01/00                                                    250,000              245,380
  Home Savings of Americas, 6.00%, 11/01/00                                                  250,000              241,942
  Security Benefits Life Company, 8.75%, 5/15/16 (a)                                         500,000              507,500
  Toronto Dominion Bank, 6.13%, 11/01/08                                                     250,000              223,165
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,646,203
-------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                   1.35%
  Duke Power Company, 7.00%, 6/01/00                                                         100,000              100,236
  Florida Power & Light Company, 5.38%, 4/01/00                                              250,000              240,210
  Pacific Gas & Electric Company, 5.93%, 10/08/03                                            250,000              230,607
  Philadelphia Electric Company, 7.50%, 1/15/99                                              100,000              101,279
  Southwestern Public Service Company, 6.88%, 12/01/99                                       250,000              250,645
  System Energy Resources, 7.71%, 8/01/01                                                    500,000              503,140

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   Percent of Net         Principal
                                                                           Assets          Amount            Market Value
-------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)
  Union Electric Company, 6.75%, 10/15/99                                                $   250,000         $    249,655
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,675,772
-------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $5,275,855)                                                                         5,064,625
-------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                    39.77%
-------------------------------------------------------------------------------------------------------------------------
  Government National Mortgage Association
     6.50%-7.00%, 7/15/23-2/15/26                                                          7,163,352            6,810,442
  U.S. Treasury Bonds, 5.75%-7.25%,
     8/15/03-8/15/23                                                                      16,500,000           15,972,145
  U.S. Treasury Notes, 5.00%-6.50%,
     4/30/98-10/15/06                                                                     27,250,000           26,581,355
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $50,730,641)                                                                                           49,363,942
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                       4.51%
-------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Swiss Bank Capital Markets
  Dated 3/31/97, 6.35%, Due 4/01/97,
  collateralized by $4,021,000,
  U.S. Treasury Note, 11.25%, 2/15/15
  market value $5,660,814 (cost $5,597,000)                                                5,597,000            5,597,000
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $122,587,431)                                      98.60%                             122,373,464
-------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                               1.40%                               1,738,887
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                100.00%                            $124,112,351
-------------------------------------------------------------------------------------------------------------------------

*  Non-income producing.
~  American Depository Receipts.

(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.

    SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES                                           92.48%
------------------------------------------------------------------------------------------------------------------------

ARIZONA                                                                               2.97%
  Pima County Arizona IDA, 7.25%, 7/15/10                                                     $1,660,000    $ 1,824,622
------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                                                                           11.62%
  Carson Improvement Board Act 1915,
     Special Assessment District 92, 7.38%, 9/02/22                                              720,000        753,422
  East Bay Municipal Utility District, 4.75%, 6/01/21                                          1,915,000      1,623,365
  Fresno Sewer Revenue, Series A, 4.75, 9/01/26                                                2,000,000      1,672,040
  Orange County Community Facilities District, Series A, 7.35%,
     8/15/18                                                                                     300,000        342,702
  San Francisco City & County Airport, 6.30%, 5/01/25                                          1,000,000      1,026,330
  University of California Revenues, 4.75%, 9/01/16                                            2,000,000      1,718,520
------------------------------------------------------------------------------------------------------------------------
                                                                                                              7,136,379
------------------------------------------------------------------------------------------------------------------------

COLORADO                                                                              6.05%
  Colorado Housing Authority, 7.00%, 11/01/24                                                    590,000        612,585
  Denver City & County Airport Revenue, 7.75% - 8.50%, 11/15/13 -
  11/15/23                                                                                     2,700,000      3,101,661
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,714,246
------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA                                                                  1.36%
  Metropolitan Washington, General Airport Revenue,
     Series A, 6.63%, 10/01/19                                                                   800,000        842,912
------------------------------------------------------------------------------------------------------------------------

FLORIDA                                                                               4.50%
  Hillsborough County, 6.25%, 12/01/34                                                         1,250,000      1,299,963
  Sarasota County, Health Facilities Authority Revenue, 10.00%,
     7/01/22                                                                                   1,180,000      1,465,666
------------------------------------------------------------------------------------------------------------------------
                                                                                               2,765,629
------------------------------------------------------------------------------------------------------------------------

GEORGIA                                                                               3.45%
  Cobb County Development Authority Revenue Bonds, Series 92A,
     8.00%, 6/01/22                                                                            1,000,000      1,015,000
  Monroe County Development Authority PCRB, 6.75%, 1/01/10                                     1,000,000      1,103,690
------------------------------------------------------------------------------------------------------------------------
                                                                                               2,118,690
------------------------------------------------------------------------------------------------------------------------

ILLINOIS                                                                              9.15%
  Broadview Tax Increment Revenue, 8.25%, 7/01/13                                              1,000,000      1,080,810
  Chicago Heights Residential Mortgage,
     (effective yield-3.00%) (a), 6/01/09                                                      3,465,000      1,460,220
  Chicago, Capital Appreciation, (effective yield - 1.74%) (a),
     7/01/16                                                                                   2,000,000        598,160
  llinois Health Facilities Authority Revenue, 9.50%, 10/01/22                                 1,250,000      1,534,600

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)
  llinois Educational Facilities Authority Revenue, 6.00%,10/1/24                             $1,000,000    $   950,410
------------------------------------------------------------------------------------------------------------------------
                                                                                                              5,624,200
------------------------------------------------------------------------------------------------------------------------

INDIANA                                                                               0.49%
  Indiana Transportation Finance Authority, Series A, (effective
     yield - 1.76%) (a), 6/01/17                                                               1,000,000        301,770
------------------------------------------------------------------------------------------------------------------------

IOWA                                                                                  1.08%
  Student Loan Liquidity Corporation, Student Loan Revenue, Series
     C, 6.95%, 3/01/06                                                                           625,000        664,900
------------------------------------------------------------------------------------------------------------------------

KENTUCKY                                                                              3.37%
  Jefferson County, Hospital Revenue, 8.90%, 10/01/08                                            500,000        565,625
  Kenton County Airport Board Revenue, OID, 7.50%, 2/01/20                                     1,400,000      1,506,022
------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,071,647
------------------------------------------------------------------------------------------------------------------------

MAINE                                                                                 1.69%
  Maine State Housing Authority, Series C, 6.88%, 11/15/23                                     1,000,000      1,039,210
------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS                                                                         3.19%
  Massachusetts State Health and Educational Facilities Authority,
     OID Revenue Bonds, Series A, 6.88%, 4/01/22                                               1,000,000      1,089,550
  Massachusetts State Health and Education, 6.00%, 10/01/23                                    1,000,000        872,340
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,961,890
------------------------------------------------------------------------------------------------------------------------

MICHIGAN                                                                              0.99%
  Romulus Community Schools, Refunding,
     (effective yield - 1.49%) (a), 5/01/20                                                    2,385,000        606,577
------------------------------------------------------------------------------------------------------------------------

NEBRASKA                                                                              0.59%
  Nebraska Investment Finance Authority, SFM, 9.31%, 9/15/24                                     350,000        363,563
------------------------------------------------------------------------------------------------------------------------

NEVADA                                                                                0.83%
  Henderson Local Improvement District, Special Assessment, Series
     A, 8.50%, 11/01/12                                                                          490,000        512,393
------------------------------------------------------------------------------------------------------------------------

NEW YORK                                                                              9.73%
  Clifton Springs Hospital Refunding & Improvement, 8.00%, 1/01/20                               775,000        793,065
  Herkimer County, IDA, 8.00%, 1/01/09                                                         1,000,000        978,580

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)
  Metropolitan Transportation Authority, 4.75%, 7/01/19                                       $1,000,000    $   815,250
  New York City, Series H, 7.20%, 2/01/13                                                      1,500,000      1,613,175
  Port Authority New York & New Jersey, 5.38%, 1/15/32                                         1,915,000      1,773,577
------------------------------------------------------------------------------------------------------------------------
                                                                                                              5,973,647
------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA                                                                        1.62%
  North Carolina Eastern Municipal Power Agency
     Systems Revenue, 5.70%, 1/01/13                                                           1,000,000        992,520
------------------------------------------------------------------------------------------------------------------------

OHIO                                                                                  3.10%
  Ohio State Turnpike Common Turnpike Revenue, 5.50%, 2/15/26                                  2,000,000      1,906,840
------------------------------------------------------------------------------------------------------------------------

OKLAHOMA                                                                              1.67%
  Oklahoma City, Industrial and Cultural Facilities Trust, 6.75%,
     9/15/17                                                                                   1,000,000      1,023,950
------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA                                                                          2.50%
  Pennsylvania Economic Development, 6.40%, 1/01/09                                              500,000        493,735
  Philadelphia Hospital and Higher Education Facilities, 6.50%,
     11/15/08                                                                                  1,000,000      1,039,970
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,533,705
------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND                                                                          0.68%
  West Warwick, Series A, GO Bonds, 6.80% - 7.30%, 7/15/98 - 7/15/08                             395,000        416,596
------------------------------------------------------------------------------------------------------------------------

TENNESSEE                                                                             7.37%
  Memphis Shelby County Airport Authority Special Facilities Revenue
     Refunding, 7.88%, 9/01/09                                                                 1,500,000      1,662,675
  Tennessee Housing Development Agency, 7.38%, 7/01/23                                         2,750,000      2,862,998
------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,525,673
------------------------------------------------------------------------------------------------------------------------

TEXAS                                                                                 5.49%
  Brazos Higher Education Authority Student Loan Revenue, 7.10%,
     11/01/04                                                                                    445,000        481,762
  Dallas-Fort Worth International Airport Facility Revenue Bonds,
     7.25%, 11/01/30                                                                           1,000,000      1,070,750
  Houston Texas Airport Systems Revenue, 6.13%, 7/15/27                                        1,000,000        968,880
  Texas State Department of Housing and Community Affairs Refunding,
     Series C, 9.99%, 7/02/24                                                                    750,000        853,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,374,517
------------------------------------------------------------------------------------------------------------------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                          Percent of Net      Principal
                                                                              Assets            Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
UTAH                                                                                  2.99%
  Bountiful Hospital Revenue, 9.50%, 12/15/18                                                 $  240,000    $   264,482
  Utah State Housing Finance Commission, 7.20%, 1/01/27                                        1,505,000      1,572,259
------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,836,741
------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA                                                                         6.00%
  Harrison County, 6.75%, 8/01/24                                                              2,000,000      2,156,360
  West Virginia State Hospital Finance Authority Revenue, 9.70%,
     1/01/18                                                                                   1,500,000      1,527,165
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,683,525
------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL SECURITIES (COST $54,458,418)                                                      56,816,342
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES                                           5.95%
------------------------------------------------------------------------------------------------------------------------
ALABAMA                                                                               0.16%
  North Alabama Environ Impt, 3.80%, 12/01/00                                                    100,000        100,000
------------------------------------------------------------------------------------------------------------------------
ARIZONA                                                                               1.63%
  Pinal County Arizona Industrial Development, 3.85%, 12/01/09                                 1,000,000      1,000,000
------------------------------------------------------------------------------------------------------------------------
DELAWARE                                                                              1.14%
  Delaware State Economic Development, 3.95%, 10/01/29                                           100,000        100,000
  Wilmington Delaware Hospital Development, 3.80%, 7/01/11                                       600,000        600,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                                700,000
------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI                                                                           1.46%
  Jackson County PCRB, 3.80%, 6/01/23                                                            900,000        900,000
------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                                              1.56%
  New York City Subseries B-4, 3.70%, 8/15/21                                                    200,000        200,000
  Sanwa Bank LOC, 3.70%, 8/15/18                                                                 200,000        200,000
  New York State Job Development Authority, 3.95%, 3/01/07                                       560,000        560,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                                960,000
------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES (COST $3,660,000)                                                       3,660,000
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,118,418)                                     98.43%                              60,476,342
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                                             1.57%                                 963,293
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                              100.00%                             $61,439,635
------------------------------------------------------------------------------------------------------------------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                            INVESTMENT ABBREVIATIONS

GO -- General Obligation                      OID -- Original Issue Discount
IDA -- Industrial Development Authority       PCRB -- Pollution Control Revenue Bond
LOC -- Line of Credit                         SFM -- Single Family Mortgage

(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.

(b) Interest rates represent annualized yield to date of maturity. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                              Principal
                                                                      Percent of Net Asset     Amount       Market Value
------------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS                                                   87.58%
------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                                  9.16%
  Advanta Mortgage Loan Trust, Series 1993-4,
     5.55%, 3/25/10 - 1/25/25                                                                $ 2,905,562    $ 2,707,670
  Equifax Credit Corporation, Series 1994-1,B
     5.75%, 3/15/09                                                                            2,623,718      2,516,143
  Fifth Third Auto Grantor Trust 6.20%, 9/15/01                                                2,059,456      2,050,207
  Old Stone Credit Corporation Home Equity Trust, Series 1993-1 B1,
     6.00%, 3/15/08                                                                            1,114,258      1,078,370
  World Omni, Series 1993-B, 5.05%, 8/15/99 (b)                                                  230,741        228,687
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES ($8,652,375)                                                                    8,581,077
------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                 37.12%
  Federal Home Loan Mortgage Corporation
     6.50%, Series 1422, 2/15/07, REMIC                                                        4,408,039      4,135,107
     6.50%, Series 1647B, 11/15/08, REMIC                                                      4,241,194      3,962,297
     7.50%, 11/01/11*                                                                          3,314,905      3,319,943
  Government National Mortgage Association
     7.00%, 12/15/08                                                                           4,027,323      3,992,181
     6.88%, 12/20/22                                                                           3,530,706      3,587,483
     5.00%, 1/20/27                                                                            3,533,240      3,418,805
     6.00%, 4/01/27, TBA (a)                                                                   1,625,000      1,612,770
  U.S. Treasury Notes, 6.25% - 6.63%, 3/31/02 - 2/15/27                                       10,831,000     10,732,291
------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $35,079,710)                                                                                         34,760,877
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                         18.44%
------------------------------------------------------------------------------------------------------------------------

FINANCIAL                                                                           14.50%
  Capital One Bank, 7.15% - 7.20%, 7/19/99 - 9/15/06*                                          4,750,000      4,779,112
  Lehman Brothers, Inc., 7.50%, 8/01/26                                                        3,500,000      3,529,432
  Nationsbank Corporation, 7.50%, 9/15/06                                                      1,500,000      1,493,142
  Salomon, Inc., 7.65%, 6/27/05                                                                1,000,000        991,183
  Sunamerica, Inc., 7.34%, 8/30/05*                                                            1,200,000      1,174,406
  United Dominion Realty, 7.07%, 11/15/06                                                      1,700,000      1,632,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                             13,599,785
------------------------------------------------------------------------------------------------------------------------

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                              Principal
                                                                      Percent of Net Asset     Amount       Market Value
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                           2.59%
  Phillips Electronics, 7.20%, 6/01/26                                                       $ 2,500,000    $ 2,428,543
------------------------------------------------------------------------------------------------------------------------

UTILITIES                                                                            1.35%
  Mississippi Power & Light, 8.80%, 4/01/05                                                    1,250,000      1,263,655
------------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $17,459,905)                                                                     17,291,983
------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS                                     11.79%
  Chase Mortgage Finance Corporation,
     Series 1993 - L2 M, 7.00%, 10/25/24                                                       3,028,459      2,827,024
  CS First Boston, Series 1996-2, A6 7.18%, 2/25/18                                            2,500,000      2,395,757
  General Electric Capital Mortgage Services, Inc.,
     Series 1993-18 B1, 6.00%, 2/25/09                                                         2,124,025      1,953,440
  Prudential Home, Series 1995-5, 7.25%, 9/25/25*                                              4,083,293      3,874,510
------------------------------------------------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations
  (cost $11,337,232)                                                                                         11,050,731
------------------------------------------------------------------------------------------------------------------------

INTEREST ONLY SECURITIES                                                 4.45%
  Home Ownership, Series 144A, 12/30/26
     (cost $4,409,731)                                                                         4,350,000      4,173,138
------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                                       6.62%
  Capital Mortgage Funding I, Inc., 1996-1, 1/27/27                                               29,959        963,752
  Capital Mortgage Funding I, Inc., 1997-1, 12/10/26                                              35,876        644,038
  General Mortgage Securities II, Inc., 1995-1, 6/25/20                                           27,379        645,156
  General Mortgage Securities II, Inc., 1995-4, 6/25/23                                           15,285        541,865
  General Mortgage Securities II, Inc., 1996-1, 11/25/22                                          14,837        593,451
  National Mortgage Funding I, Inc., 1995-4, 3/20/21                                              13,146        215,484
  National Mortgage Funding I, Inc., 1995-5, 3/25/22                                               5,421        415,994
  National Mortgage Funding I, Inc., 1995-7, 9/17/25                                              33,920        813,273
  National Mortgage Funding I, Inc., 1995-8, 8/25/22                                              45,000        776,065
  National Mortgage Funding I, Inc., 1995-9, 11/19/25                                             39,219        602,628
------------------------------------------------------------------------------------------------------------------------

Total Residual Interests (cost $6,323,848)                                                                    6,211,706
------------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS (COST $83,262,801)                                                               82,069,512
------------------------------------------------------------------------------------------------------------------------

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                              Principal
                                                                      Percent of Net Asset     Amount       Market Value
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                   18.15%
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 3/31/97, 6.53%, due 4/01/97,
     collateralized by $18,121,155 Federal Home Loan Mortgage
     Coprporation, 7.00%, 8/01/26,
     market value $17,379,320 (cost $17,014,325)                                             $17,014,325    $17,014,325
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $100,277,126)                                  105.73%                               99,083,837
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                          (5.73%)                               (5,319,695 )
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                             100.00%                              $93,764,142
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS

CMO - Collateralized Mortgage Obligation
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced

(a) At March 31, 1997 the cost of securities purchased on a when-issued basis totaled $1,617,383.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

* At March 31, 1997, $13,348,198 principal amount of these securities has been segregated for a commitment to purchase when-issued securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

ASSET-BAKED SECURITIES                                                  34.67%
  Advanta Mortgage Loan Trust 1993-4, 4.75% - 6.15%, 10/25/09 -
     3/25/10*                                                                                 $2,768,100    $ 2,647,341
  AFC Home Equity Loan, 6.60%, 2/25/27                                                         1,499,955      1,457,570
  AFG Receivables Trust, 6.45% - 7.05%,
     9/15/00 - 4/15/01*                                                                        1,918,180      1,902,650
  Equifax Credit Corporation 1994-1B, 5.75%, 3/15/09                                             834,165        799,964
  Fifth Third Auto Grantor Trust, 6.20%, 9/15/01                                               1,030,783      1,026,154
  General Motors Acceptance Corporation, 6.30%, 6/15/99                                          168,051        167,906
  Old Stone Credit Corporation, 6.20%, 6/15/08                                                   470,926        457,642
  Olympic Automobiles Receivables Trust,
     6.85% - 7.35%, 6/15/01 - 10/15/01*                                                        2,776,241      2,793,386
  Union Acceptance Corporation, 6.45%, 7/08/03*                                                1,112,090      1,106,654
  World Omni 1993 B, 5.05%, 8/15/99 (b)                                                           93,544         92,711
------------------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES (COST $12,523,415)                                                             12,451,978
------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                 37.83%
  Federal National Mortgage Association
     10.00%, 6/01/05, MBS                                                                        386,856        404,099
  Government National Mortgage Association
     7.00%, 12/15/08, MBS                                                                      1,521,438      1,508,162
     5.50%, 11/20/26 - 12/20/26                                                                5,676,389      5,594,206
     5.00%, 1/20/27                                                                            3,614,470      3,497,405
     6.00%, 4/01/27, ARM, TBA (a)                                                              2,600,000      2,580,432
------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $13,672,348)                                                                                         13,584,304
------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION                                       1.04%
  Ryland Acceptance Corporation,
     9.63%, 9/25/17 (cost $371,177)                                                              376,487        374,335
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                          9.81%
  Capital One Bank, 7.15% - 7.20%, 7/19/99 - 9/15/06*                                          2,500,000      2,512,404
  Mississippi Power & Light, 8.80%, 4/01/05                                                    1,000,000      1,010,924
------------------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $3,513,087)                                                                       3,523,328
------------------------------------------------------------------------------------------------------------------------

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                                              Principal
                                                                      Percent of Net Assets     Amount      Market Value
------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS                                                       1.50%
  Capital Mortgage Funding I, Inc., 1996-1, 1/27/27                                           $   11,651    $   374,792
  National Mortgage Funding, Inc., 1996-4, 10/25/21                                                3,993        162,754
------------------------------------------------------------------------------------------------------------------------

TOTAL RESIDUAL INTERESTS (COST $596,801)                                                                        537,546
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                   11.78%
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Goldman Sachs & Company
     Dated 3/31/97, 6.53%, due 4/01/97,
     collateralized by $4,504,449 Federal Home Loan Mortgage
     Corporation, 7.00%, 8/01/26,
     market value $4,320,048 (cost $4,228,787)                                                 4,228,787      4,228,787
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $34,905,615)                                    96.63%                               34,700,278
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                            3.37%                                1,211,169
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                             100.00%                              $35,911,447
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS

ARM -- Adjustable Rate Mortgage
CMO -- Collateralized Mortgage Obligations
MBS -- Mortgage Backed Securities
TBA -- To Be Announced

(a) At March 31, 1997 the cost of securities purchased on a when-issued basis totaled $2,587,813.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

  * At March 31, 1997, $9,806,466 principal amount of these securities has been segregated for a commitment to purchase when-issued securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

                                                                                      Mentor               Mentor
                                                                   Mentor            Perpetual             Capital
                                                                   Growth             Global               Growth
                                                                 Portfolio           Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value* (Note 2)
     Investment securities                                      $371,482,461        $80,438,172         $ 110,907,931
     Repurchase agreements                                        42,170,678          8,920,137            21,262,602
----------------------------------------------------------------------------------------------------------------------
     Total Investments                                           413,653,139         89,358,309           132,170,533
----------------------------------------------------------------------------------------------------------------------
  Cash                                                                     -                  -                     -
  Receivables
     Investments sold                                              2,527,836            270,736                     -
     Fund shares sold                                              1,520,995          1,234,433               785,156
     Dividends and interest                                           58,771            244,879               103,824
     Forward foreign currency exchange contracts held (Note
       8)                                                                  -            220,294                     -
     Variation margin (Note 2)                                             -                  -                     -
  Deferred expenses (Note 2)                                          14,807             22,039                18,000
  Other assets                                                             -                  -                     -
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                417,775,548         91,350,690           133,077,513
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
     Investments purchased                                         3,242,077            872,723             6,368,985
     Fund shares redeemed                                            705,411             69,711               369,562
     Dividends                                                             -                  -                     -
     Unrealized depreciation on interest-rate swap                         -                  -                     -
  Accrued expenses and other liabilities                             286,755            119,288                84,263
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                             4,234,243          1,061,722             6,822,810
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $413,541,305        $90,288,968         $ 126,254,703
----------------------------------------------------------------------------------------------------------------------
Net Assets represented by: (Note 2)
  Additional paid-in capital                                    $370,276,453        $85,009,728         $ 103,341,944
  Accumulated net investment income                               (2,801,490)          (461,303)               34,265
  Accumulated distributions in excess of net investment
     income                                                                -                  -                     -
  Accumulated net realized gain (loss) on investment
     transactions                                                  9,103,590           (244,791)            7,403,830
  Net unrealized appreciation of investments and foreign
     currency related transactions                                36,962,752          5,985,334            15,474,664
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $413,541,305        $90,288,968         $ 126,254,703
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A Shares                                                      $14.12             $17.86                $18.30
  Class B Shares                                                      $13.89             $17.39                $17.75
OFFERING PRICE PER SHARE
  Class A Shares                                                      $14.98(a)          $18.95(a)             $19.42(a)
  Class B shares                                                      $13.89             $17.39                $17.75
SHARES OUTSTANDING
  Class A Shares                                                   4,142,707          1,568,222             2,385,455
  Class B Shares                                                  25,568,747          3,580,360             4,654,251
----------------------------------------------------------------------------------------------------------------------
     Total Shares Outstanding                                     29,711,454          5,148,582             7,039,706
----------------------------------------------------------------------------------------------------------------------

*  Investments at cost $376,690,387, $83,584,875, $116,695,869, $281,574,214,
   $122,587,431, $58,118,418, $100,277,126 and $34,905,615 respectively.

(a) Computation of offering price: 100/94.25 of net asset value.
(b) Computation of offering price: 100/95.25 of net asset value.

(c) Computation of offering price: 100/99 of net asset value.
SEE NOTES TO FINANCIAL STATEMENTS.

                    Mentor          Mentor           Mentor               Mentor
   Mentor         Income and       Municipal        Quality           Short-Duration
  Strategy          Growth          Income           Income               Income
 Portfolio        Portfolio        Portfolio       Portfolio            Portfolio
---------------------------------------------------------------------------------------
$205,767,333     $116,776,464     $60,476,342     $ 82,069,512         $ 30,471,491
  72,586,394        5,597,000               -       17,014,325            4,228,787
---------------------------------------------------------------------------------------
 278,353,727      122,373,464      60,476,342       99,083,837           34,700,278
---------------------------------------------------------------------------------------
           -                -         136,656                -               17,510
  35,012,440          959,986               -        3,662,594            3,574,165
   2,123,978        1,055,433       1,156,661        2,219,575              549,942
   2,171,532          991,052         935,957          737,168              223,651
           -                -               -                -                    -
           -                            7,812                -                    -
      35,289                -               -            5,415               28,101
           -                -               -           54,627               13,076
---------------------------------------------------------------------------------------
 317,696,966      125,379,935      62,713,428      105,763,216           39,106,723
---------------------------------------------------------------------------------------
           -          943,581         977,826       10,966,066            2,597,346
     520,807           83,600          10,990          133,493              353,187
           -                -         258,970          516,049              160,388
           -                -               -          256,227               60,045
     185,527          240,403          26,007          127,239               24,310
---------------------------------------------------------------------------------------
     706,334        1,267,584       1,273,793       11,999,074            3,195,276
---------------------------------------------------------------------------------------
$316,990,632     $124,112,351     $61,439,635     $ 93,764,142         $ 35,911,447
---------------------------------------------------------------------------------------
$278,149,733     $112,381,306     $61,319,429     $110,476,181         $ 36,369,140
   1,927,482           48,037               -                -                    -
           -                -        (215,346)        (359,979)             (49,435)
  40,133,904       11,897,094      (2,170,405)     (14,902,544)            (142,876)
  (3,220,487)        (214,086)      2,505,957       (1,449,516)            (265,382)
---------------------------------------------------------------------------------------
$316,990,632     $124,112,351     $61,439,635     $ 93,764,142         $ 35,911,447
---------------------------------------------------------------------------------------
      $15.65           $18.13          $15.00           $12.76               $12.46
      $15.43           $18.13          $15.01           $12.77               $12.46
      $16.60(A)        $19.24(A)       $15.75(B)        $13.40(B)            $12.59(C)
      $15.43           $18.13          $15.01           $12.77               $12.46
   2,265,859        2,269,721       1,469,256        2,548,525              950,634
  18,241,882        4,576,082       2,625,041        4,796,615            1,931,952
---------------------------------------------------------------------------------------
  20,507,741        6,845,803       4,094,297        7,345,140            2,882,586
---------------------------------------------------------------------------------------

MENTOR FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                                                                                 Mentor          Mentor
                                                                                Mentor         Perpetual        Capital
                                                                                Growth           Global          Growth
                                                                              Portfolio        Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                                   $  1,190,238      $  153,016      $  235,555
  Dividends (Net of withholding taxes)***                                         236,054         407,108         880,797
-------------------------------------------------------------------------------------------------------------------------
       Total investment income (Note 2)                                         1,426,292         560,124       1,116,352
-------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Management fee (Note 4)                                                       1,502,702         383,362         454,208
  Distribution fees (Note 5)                                                    1,418,801         193,859         287,850
  Shareholder services fees (Note 5)                                              536,679          87,476         141,940
  Transfer agent fee                                                              312,148          67,273          87,696
  Administration fee (Note 4)                                                     214,672          34,991          56,776
  Shareholder reports and postage expenses                                         77,807          19,107          23,105
  Registration expenses                                                            64,106          13,342          12,676
  Custodian and accounting fees                                                    45,496         111,660          13,743
  Legal and audit fees                                                             18,898           3,243           4,832
  Organizational expenses                                                           8,171           5,518           3,862
  Directors' fees and expenses                                                      5,660             971           1,447
  Miscellaneous                                                                    22,641           3,885           5,788
-------------------------------------------------------------------------------------------------------------------------
       Total expenses                                                           4,227,781         924,687       1,093,923
-------------------------------------------------------------------------------------------------------------------------
Deduct
  Waiver of administration fee (Note 4)                                                 -               -               -
  Waiver of management fee (Note 4)                                                     -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                    4,227,781         924,687       1,093,923
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   (2,801,489)       (364,563)         22,429
-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
     Net realized gain (loss) on
       investments (Note 2)                                                    13,761,286        (214,739)      8,117,672
     Change in unrealized appreciation
       (depreciation)                                                         (62,700,166)      2,468,561       1,614,985
-------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain
       (loss) on investments and
       futures contracts                                                      (48,938,880)      2,253,822       9,732,657
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       resulting from operations                                             $(51,740,369)     $1,889,259      $9,755,086
-------------------------------------------------------------------------------------------------------------------------

** Net of interest expense $24,143 for the Mentor Quality Income Portfolio and
   $65,311 for the Mentor Short-Duration Income Portfolio.

*** Withholding taxes were $1,632, $41,002, $8,221 and $7,559 for the Mentor
    Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Strategy Portfolio, and Mentor Income and Growth Portfolio, respectively for the six months ended March 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

                          Mentor              Mentor              Mentor              Mentor
      Mentor            Income and          Municipal            Quality          Short-Duration
     Strategy             Growth              Income              Income              Income
    Portfolio           Portfolio           Portfolio           Portfolio           Portfolio
--------------------------------------------------------------------------------------------------

 $      4,826,917    $      1,412,459     $    1,829,150     $      3,316,453**   $    1,168,430**
          590,110             565,485                  -                    -                  -
--------------------------------------------------------------------------------------------------
        5,417,027           1,977,944          1,829,150            3,316,453          1,168,430
--------------------------------------------------------------------------------------------------

        1,383,034             395,474            171,109              252,776             82,496
        1,114,145             284,183             93,771              150,040             36,349
          406,775             131,825             71,296              105,323             41,248
          239,392              79,630             37,300               57,724             20,325
          162,710              52,730             28,518               42,129             16,488
           58,765              18,268              5,817               12,386              3,805
           43,715              14,115              5,316                7,235              4,159
           34,827              21,269             10,685               13,118              4,848
           14,468               4,629              2,403                3,271              1,208
           10,048               1,280              3,348                    -              3,658
            4,333               1,386                720                  980                362
           17,333               5,545              2,879                3,919              1,447
--------------------------------------------------------------------------------------------------
        3,489,545           1,010,334            433,162              648,901            216,393
--------------------------------------------------------------------------------------------------
                -                   -                  -                    -             16,488
                -                   -                  -               65,665             21,662
--------------------------------------------------------------------------------------------------
        3,489,545           1,010,334            433,162              583,236            178,243
--------------------------------------------------------------------------------------------------
        1,927,482             967,610          1,395,988            2,733,217            990,187
--------------------------------------------------------------------------------------------------

       40,394,212          13,394,771            341,001              179,956              5,905
     (63,523,942)         (9,632,252)           (435,142)          (1,141,290)          (180,892)
--------------------------------------------------------------------------------------------------
     (23,129,730)           3,762,519            (94,141)            (961,334)          (174,987)
--------------------------------------------------------------------------------------------------
     (21,202,248)
 $                   $      4,730,129     $    1,301,847     $      1,771,883     $      815,200
--------------------------------------------------------------------------------------------------

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Mentor Perpetual Global
                                                       Mentor Growth Portfolio                   Portfolio
                                                    ------------------------------      ----------------------------
                                                     Six Months                         Six Months
                                                       Ended              Year             Ended           Period
                                                      3/31/97            Ended            3/31/97           Ended
                                                    (Unaudited)         9/30/96         (Unaudited)        9/30/96
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                      $ (2,801,489)     $ (3,564,174)     $  (364,563)     $  (246,968)
  Net realized gain (loss) on investments and
     futures contracts                                13,761,286        63,686,744         (214,739)       2,247,124
  Change in unrealized appreciation
     (depreciation) of investments                   (62,700,166)       22,942,450        2,468,561        2,553,849
--------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
     operations                                      (51,740,369)       83,065,020        1,889,259        4,554,005
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
       Class A                                                 -                 -                -                -
       Class B                                                 -                 -                -                -
     Distributions in excess of net investment
       income
       Class A                                                 -                 -                -                -
       Class B                                                 -                 -                -                -
     Net realized gain on investments
     Class A                                          (5,768,516)       (2,238,213)        (476,593)        (338,447)
     Class B                                         (52,596,202)      (27,048,016)      (1,578,405)        (688,165)
--------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                 (58,364,718)      (29,286,229)      (2,054,998)      (1,026,612)
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from portfolio share
       transactions                                  111,796,232        91,376,945       35,225,743       32,180,438
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                      1,691,145       145,155,736       35,060,004       35,707,831

NET ASSETS
     Beginning of period                             411,850,160       266,694,424       55,228,964       19,521,133
--------------------------------------------------------------------------------------------------------------------
     End of period                                  $413,541,305      $411,850,160      $90,288,968      $55,228,964
--------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

    Mentor Capital Growth                                             Mentor Income and Growth         Mentor Municipal Income
          Portfolio                 Mentor Strategy Portfolio                Portfolio                        Portfolio
-----------------------------     -----------------------------     ----------------------------     ---------------------------
 Six Months                        Six Months                        Six Months                      Six Months
   Ended            Period           Ended             Year            Ended            Year            Ended           Year
  3/31/97           Ended           3/31/97           Ended           3/31/97           Ended          3/31/97          Ended
(Unaudited)        9/30/96        (Unaudited)        9/30/96        (Unaudited)        9/30/96       (Unaudited)       9/30/96
--------------------------------------------------------------------------------------------------------------------------------

$     22,429     $      7,974     $  1,927,482     $   (396,451)    $    967,610     $ 1,183,705     $ 1,395,988     $ 2,945,818
   8,117,672       16,294,346       40,394,212       24,144,971       13,394,771       8,390,313         341,001         149,379
   1,614,985        3,307,505      (63,523,942)      22,559,071       (9,632,252)      3,327,836        (435,142)        320,865
--------------------------------------------------------------------------------------------------------------------------------
   9,755,086       19,609,825      (21,202,248)      46,307,591        4,730,129      12,901,854       1,301,847       3,416,062
--------------------------------------------------------------------------------------------------------------------------------

           -                -                -                -         (367,935)       (431,692)       (539,297)     (1,063,836)
           -                -                -                -         (650,200)       (655,745)       (982,434)       (919,043)
           -                -                -                -                -               -               -               -
           -                -                -                -                -               -               -               -
  (4,657,749)        (871,361)      (1,531,137)        (224,749)      (2,474,556)       (857,221)              -               -
 (10,198,949)      (1,783,019)     (21,767,353)      (3,506,588)      (6,846,186)     (2,018,269)              -               -
--------------------------------------------------------------------------------------------------------------------------------
 (14,856,698)      (2,654,380)     (23,298,490)      (3,731,337)     (10,338,877)     (3,962,927)     (1,521,731)     (2,982,879)
--------------------------------------------------------------------------------------------------------------------------------

  31,254,622       (4,083,713)      52,625,164       31,148,786       38,963,518      15,252,843       6,910,481      (5,637,324)
--------------------------------------------------------------------------------------------------------------------------------
  26,153,010       12,871,732        8,124,426       73,725,040       33,354,770      24,191,770       6,690,597      (5,204,141)

 100,101,693       87,229,961      308,866,206      235,141,166       90,757,581      66,565,811      54,749,038      59,953,179
--------------------------------------------------------------------------------------------------------------------------------
$126,254,703     $100,101,693     $316,990,632     $308,866,206     $124,112,351     $90,757,581     $61,439,635     $54,749,038
--------------------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Mentor Quality Income               Mentor Short-Duration
                                                            Portfolio                       Income Portfolio
                                                  -----------------------------       -----------------------------
                                                  Six Months                          Six Months
                                                     Ended            Period             Ended             Year
                                                    3/31/97            Ended            3/31/97            Ended
                                                  (Unaudited)         9/30/96         (Unaudited)         9/30/96
-------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net realized gain (loss)                        $ 2,733,217       $ 5,381,252       $   990,187       $ 1,563,529
  Net realized gain (loss) on
     investments and futures contracts                179,956        (1,415,843)            5,905          (113,895)
  Change in unrealized appreciation
     (depreciation) of investments                 (1,141,290)         (937,621)         (180,892)         (364,509)
-------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
     operations                                     1,771,883         3,027,788           815,200         1,085,125
-------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                         (887,356)       (1,587,199)         (262,313)         (243,822)
     Class B                                       (2,094,564)       (3,816,798)         (681,577)       (1,354,465)
  Distributions in excess of net
     investment income
     Class A                                                -                 -                 -                 -
     Class B                                                -                 -                 -                 -
  Net realized gain on investments
     Class A                                                -                 -                 -                 -
     Class B                                                -                 -                 -                 -
-------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions               (2,981,920)       (5,403,997)         (943,890)       (1,598,287)
-------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share transactions                15,642,950        (4,919,453)        4,073,547        11,607,207
-------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                  14,432,913        (7,295,662)        3,944,857        11,094,045

NET ASSETS
     Beginning of period                           79,331,229        86,626,891        31,966,590        20,872,545
-------------------------------------------------------------------------------------------------------------------
     End of period                                $93,764,142       $79,331,229       $35,911,447       $31,966,590
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                        Mentor Growth Portfolio                 Mentor Perpetual Global Portfolio
                                    --------------------------------    -------------------------------------------------
                                    Six Months                          Six Months
                                       Ended       Year      Period        Ended       Year      Year         Year
                                      3/31/97      Ended     Ended        3/31/97      Ended     Ended        Ended
                                    (Unaudited)   9/30/96   9/30/95*    (Unaudited)   9/30/96   9/30/95    9/30/94(c)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF
  PERIOD                              $ 18.47     $ 16.08   $ 13.37      $ 17.86     $ 15.88   $14.23       $ 14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           0.04       (0.10)    (0.01)        0.01       (0.04)    0.05         (0.01)
  Net realized and unrealized gain
     (loss) on investments              (1.84)       4.23      2.72         0.62        2.82     1.60          0.06
------------------------------------------------------------------------------------------------------------------------

  Total from investment operations      (1.80)       4.13      2.71         0.63        2.78     1.65          0.05

LESS DISTRIBUTIONS
  Dividends from net investment
     income                                 -           -         -            -           -        -             -
  Distributions in excess of net
     investment income                      -           -         -            -           -        -             -
  Distributions from capital gains      (2.55)      (1.74)        -        (0.63)      (0.80)       -             -
  Distributions in excess of
     capital gains                          -           -         -            -           -        -             -
------------------------------------------------------------------------------------------------------------------------
  Total distributions                   (2.55)      (1.74)        -        (0.63)      (0.80)       -             -
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD        $ 14.12     $ 18.47     16.08      $ 17.86     $ 17.86   $15.88       $ 14.23
------------------------------------------------------------------------------------------------------------------------

Total Return                           (10.91%)     29.15%    20.27%        3.66%      18.40%   11.60%         0.35%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                      $58,513     $40,272    20,368      $28,013     $13,098   $6,854       $ 8,882

Ratio of expenses to average net
  assets                                 1.27%(a)    1.28%     1.36%(a)     2.01%(a)    1.95%    2.06%         2.09%(a)

Ratio of expenses to average net
  assets excluding waiver                1.27%(a)    1.28%     1.36%(a)     2.01%(a)    1.95%    2.11%         3.18%(a)

Ratio of net investment income
  (loss) to average net assets          (0.65%)(a)  (0.39%)   (0.65%)(a)   (0.50%)(a)  (0.21%)   0.26%        (0.10%)(a)

Portfolio turnover rate                    38%        105%       70%          70%        130%     155%            2%

Average commission rate on
  portfolio transactions              $0.0661     $0.0602         -      $0.0353     $0.0320        -             -
------------------------------------------------------------------------------------------------------------------------

 * For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
(a) Annualized.
(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                  Mentor Capital Growth Portfolio
                                            ----------------------------------------------------------------------------
                                            Six Months
                                               Ended        Year       Year        Year        Year          Year
                                              3/31/97       Ended      Ended      Ended       Ended         Ended
                                            (Unaudited)    9/30/96    9/30/95    9/30/94     9/30/93      9/30/92**
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD          $ 19.36      $ 16.02    $ 14.88    $ 15.26     $ 14.21       $  14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  (0.03)        0.11       0.02       0.09        0.14           0.08
  Net realized and unrealized gain (loss)
     on investments                              1.77         3.73       2.91      (0.30)       1.02           0.03
------------------------------------------------------------------------------------------------------------------------

  Total from investment operations               1.74         3.84       2.93      (0.21)       1.16           0.11

LESS DISTRIBUTIONS
  Dividends from net investment income              -            -          -      (0.04)      (0.11)          (0.08)
  Distributions in excess of net
     investment income                              -            -          -          -           -              -
  Distributions from capital gains              (2.80)       (0.50)     (1.79)     (0.13)          -              -
  Distributions in excess of capital
     gains                                          -            -          -          -           -              -
------------------------------------------------------------------------------------------------------------------------
  Total distributions                           (2.80)       (0.50)     (1.79)     (0.17)      (0.11)          (0.08)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 18.30      $ 19.36    $ 16.02    $ 14.88     $ 15.26       $  14.21
------------------------------------------------------------------------------------------------------------------------

Total Return                                    10.01%       24.63%     20.18%     (1.37%)      8.21%          0.78%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                              $43,646      $31,889    $29,582    $21,181     $31,360       $ 20,864

Ratio of expenses to average net assets          1.41%(a)     1.43%      1.87%      1.70%       1.49%          1.14%(a)

Ratio of expenses to average net assets
  excluding waiver                               1.41%(a)     1.43%      1.87%      1.70%       1.59%          1.43%(a)

Ratio of net investment income (loss) to
  average net assets                             0.55%(a)     0.51%      0.27%      0.53%       0.96%          1.54%(a)

Portfolio turnover rate                            39%          98%       157%       149%        192%            61%

Average commission rate on portfolio
  transactions                                $0.0695      $0.0688          -          -           -              -
------------------------------------------------------------------------------------------------------------------------

 * For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.
(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.

     Mentor Strategy Portfolio                           Mentor Income and Growth Portfolio
------------------------------------     ------------------------------------------------------------------
Six Months                               Six Months
   Ended         Year        Period         Ended         Year        Year        Year          Year
  3/31/97        Ended       Ended         3/31/97        Ended       Ended       Ended        Ended
(Unaudited)     9/30/96     9/30/95*     (Unaudited)     9/30/96     9/30/95     9/30/94     9/30/93(b)
-----------------------------------------------------------------------------------------------------------

  $ 17.96       $ 15.24     $ 13.45        $ 19.16       $ 17.13     $ 15.27     $ 14.88       $14.14
     0.17          0.08           -           0.19          0.37        0.40        0.31         0.09
         )
    (1.14          2.86        1.79           0.90          2.75        2.14        0.64         0.73
-----------------------------------------------------------------------------------------------------------

    (0.97)         2.94        1.79           1.09          3.12        2.54        0.95         0.82

        -             -           -          (0.20)        (0.35)      (0.40)      (0.30)       (0.08)
        -             -           -              -             -       (0.03)          -            -
    (1.34)        (0.22)          -          (1.92)        (0.74)      (0.25)      (0.26)            -
        -             -           -              -             -           -           -            -
-----------------------------------------------------------------------------------------------------------
    (1.34)        (0.22)          -          (2.12)        (1.09)      (0.68)      (0.56)       (0.08)
-----------------------------------------------------------------------------------------------------------

  $ 15.65       $ 17.96     $ 15.24        $ 18.13       $ 19.16     $ 17.13     $ 15.27       $14.88
-----------------------------------------------------------------------------------------------------------

    (5.84%)       19.36%      13.31 %         6.05%        19.13%      17.24%       6.54%        5.54%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------


  $35,465       $20,372     $10,503        $41,155       $24,210     $19,888     $17,773       $9,849


     1.40%(a)      1.42%       1.65%(a)       1.36%(a)      1.36%       1.69%       1.75%        1.56%(a)


     1.40%(a)      1.42%       1.65%(a)       1.36%(a)      1.36%       1.69%       1.75%        1.94%(a)


     1.88%(a)      0.62%      (0.06%)(a)      2.41%(a)      2.08%       2.53%       2.20%        2.35%(a)

       81%          125%        122%            76%           72%         62%         78%          13%


  $0.0647       $0.0669           -        $0.0510      $0.0492           -           -            -
-----------------------------------------------------------------------------------------------------------

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                  Mentor Municipal Income Portfolio
                                             ----------------------------------------------------------------------------
                                             Six Months
                                                Ended         Year        Year        Year        Year         Year
                                               3/31/97       Ended       Ended       Ended       Ended        Ended
                                             (Unaudited)    9/30/96     9/30/95     9/30/94     9/30/93     9/30/92**
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD           $ 15.04      $ 14.92     $ 14.42     $ 16.05     $ 14.76      $  14.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.41         0.82        0.81        0.82        0.92          0.32
  Net realized and unrealized gain (loss)
     on investments                              (0.03)        0.12        0.51       (1.54)       1.32          0.47
-------------------------------------------------------------------------------------------------------------------------

  Total from investment operations                0.38         0.94        1.32       (0.72)       2.24          0.79

LESS DISTRIBUTIONS
  Dividends from net investment income           (0.41)       (0.82)      (0.82)      (0.81)      (0.92)        (0.32)
  Distributions in excess of net
     investment income                           (0.01)           -           -           -       (0.03)             -
  Distributions from capital gains                   -            -           -       (0.10)          -             -
  Distributions in excess of
     capital gains                                   -            -           -           -           -             -
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                            (0.42)       (0.82)      (0.82)      (0.91)      (0.95)        (0.32)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 15.00      $ 15.04     $ 14.92     $ 14.42     $ 16.05      $  14.76
-------------------------------------------------------------------------------------------------------------------------

Total Return                                      2.53%        6.46 %      9.46 %     (4.83%)     16.00%         5.34%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
  (in thousands)                               $22,045      $17,558     $20,460     $25,056     $29,245      $ 18,801

Ratio of expenses to average
  net assets                                      1.17%(a)     1.24 %      1.43 %      1.24%       0.71%         0.00%(a)

Ratio of expenses to average
  net assets excluding waiver                     1.17%(a)     1.24 %      1.43 %      1.33%       1.39%         1.26%(a)

Ratio of net investment income
  to average net assets                           5.23%(a)     5.47 %      5.56 %      5.43%       5.92%         6.21%(a)

Portfolio turnover rate                             32%          46 %        43 %        87%         88%            0%

Average commission rate on portfolio
  transactions                                       -            -           -           -           -             -
-------------------------------------------------------------------------------------------------------------------------

 * For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                       Mentor
                                                                                                   Short-Duration
                        Mentor Quality Income Portfolio                                           Income Portfolio
--------------------------------------------------------------------------------     ------------------------------------------
Six Months                                                                           Six Months
   Ended          Year         Year         Year          Year           Year           Ended           Year         Period
  3/31/97        Ended        Ended        Ended         Ended          Ended          3/31/97          Ended        Ended
(Unaudited)     9/30/96      9/30/95      9/30/94       9/30/93       9/30/92**      (Unaudited)       9/30/96      9/30/95*
-------------------------------------------------------------------------------------------------------------------------------

  $ 12.91       $ 13.29      $  12.75     $ 14.04       $  14.39       $  14.30        $ 12.50         $ 12.68       $12.74
     0.50          0.89          0.84        0.84           1.06           0.44           0.36            0.80         0.22

    (0.17)        (0.37)         0.61       (1.30)         (0.31)          0.09          (0.02)          (0.21)       (0.03)

-------------------------------------------------------------------------------------------------------------------------------

     0.33          0.52          1.45       (0.46 )         0.75           0.53           0.34            0.59         0.19


    (0.48)        (0.89)        (0.85)      (0.83)         (1.06)         (0.44)         (0.36)          (0.77)       (0.22)
        -         (0.01)        (0.06)          -          (0.04)             -          (0.02)              -        (0.03)
        -             -             -           -              -              -              -               -            -
        -             -             -           -              -              -              -               -            -
-------------------------------------------------------------------------------------------------------------------------------
    (0.48)        (0.90)        (0.91)      (0.83)         (1.10)         (0.44)         (0.38)          (0.77)       (0.25)
-------------------------------------------------------------------------------------------------------------------------------

  $ 12.76       $ 12.91      $  13.29     $ 12.75       $  14.04       $  14.39        $ 12.46         $ 12.50       $12.68
-------------------------------------------------------------------------------------------------------------------------------

     2.53%         4.09%        11.82%      (3.39%)         5.41%          3.37%          2.71%           4.80%        1.51%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


  $32,509       $21,092      $ 24,472     $30,142       $ 47,780       $ 36,740        $11,844         $ 7,450       $1,002


     1.05%(a)      1.06%         1.32%       1.38%          1.04%          0.36%(a)       0.84%(a)        0.86%        0.71%(a)


     1.17%(a)      1.32%         1.36%       1.39%          1.22%          1.21%(a)       1.06%(a)        1.26%        1.00%(a)


     6.87%(a)      6.91%         6.73%       6.33%          7.31%          8.00%(a)       6.23%(a)        5.65%        4.10%(a)

       76%          254%          368%        455%           102%             9%            68%            411%         126%

        -             -             -           -              -              -              -               -            -
-------------------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                       Mentor Growth Portfolio
                                           -------------------------------------------------------------------------------
                                           Six Months
                                              Ended          Year       Period        Year         Year           Year
                                             3/31/97        Ended       Ended        Ended        Ended          Ended
                                           (Unaudited)     9/30/96     9/30/95*     12/31/94     12/31/93       12/31/92
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD        $   18.29      $  16.05    $  12.15     $  13.78     $  12.81       $  12.16
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.06         (0.17)      (0.13)       (0.15)       (0.08)         (0.06)
  Net realized and unrealized gain
    (loss) on investments                       (1.91)         4.15        4.03        (0.47)        2.07           1.94
--------------------------------------------------------------------------------------------------------------------------

  Total from investment operations              (1.85)         3.98        3.90        (0.62)        1.99           1.88

LESS DISTRIBUTIONS
  Dividends from net investment income              -             -           -            -            -              -
  Distributions in excess of net
    investment income                               -             -           -            -            -              -
  Distributions from capital gains              (2.55)        (1.74)          -        (1.00)       (1.02)         (1.23)
  Distributions in excess of
    capital gains                                   -             -           -        (0.01)           -              -
--------------------------------------------------------------------------------------------------------------------------
Total distributions                             (2.55)        (1.74)          -        (1.01)       (1.02)         (1.23)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $   13.89      $  18.29    $  16.05     $  12.15     $  13.78       $  12.81
--------------------------------------------------------------------------------------------------------------------------

Total Return                                   (11.34%)       28.18%      32.10%       (4.48%)      15.60%         15.46%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in
  thousands)                                $ 355,028      $371,578    $246,326     $190,126     $186,978       $136,053

Ratio of expenses to average net assets          2.06%(a)      2.03%       2.08%(a)     2.01%        2.02%          2.05%

Ratio of expenses to average net assets
  excluding waiver                               2.06%(a)      2.03%       2.08%(a)     2.01%        2.02%          2.05%

Ratio of net investment income (loss)
  to average net assets                         (1.40%)(a)    (1.13%)     (1.20%)(a)    (1.20%)     (1.12%)        (0.76%)

Portfolio turnover rate                            38%          105%         70%          77%          64%            50%

Average commission rate on portfolio
  transactions                              $  0.0661      $ 0.0602           -            -            -              -
--------------------------------------------------------------------------------------------------------------------------

(a) Annualized.

(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

* For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

       Mentor Perpetual Global Portfolio                                    Mentor Capital Growth Portfolio
-----------------------------------------------       ---------------------------------------------------------------------------
Six Months                                            Six Months
   Ended        Year       Year         Year             Ended        Year       Year       Year       Year          Year
  3/31/97       Ended      Ended       Ended            3/31/97       Ended      Ended      Ended      Ended         Ended
(Unaudited)    9/30/96    9/30/95    9/30/94(c)       (Unaudited)    9/30/96    9/30/95    9/30/94    9/30/93      9/30/92**
---------------------------------------------------------------------------------------------------------------------------------

  $ 17.46      $ 15.67    $ 14.15     $  14.18          $ 18.92      $ 15.79    $ 14.80    $ 15.23    $ 14.22       $ 14.18
    (0.01)       (0.05)     (0.05)       (0.04)            0.01        (0.04)      0.25      (0.04)      0.05          0.46
     0.57         2.64       1.57         0.01             1.62         3.67       2.53      (0.26)      1.02          0.04
---------------------------------------------------------------------------------------------------------------------------------

     0.56         2.59       1.52        (0.03)            1.63         3.63       2.78      (0.30)      1.07          0.50

        -            -          -            -                -            -          -          -      (0.05)        (0.46)
        -            -          -            -                -            -          -          -      (0.01)            -
    (0.63)       (0.80)         -            -            (2.80)       (0.50)     (1.79)     (0.13)         -             -
        -            -          -            -                -            -          -          -          -             -
---------------------------------------------------------------------------------------------------------------------------------
    (0.63)       (0.80)         -            -            (2.80)       (0.50)     (1.79)     (0.13)     (0.06)        (0.46)
---------------------------------------------------------------------------------------------------------------------------------

  $ 17.39      $ 17.46    $ 15.67     $  14.15          $ 17.75      $ 18.92    $ 15.79    $ 14.80    $ 15.23       $ 14.22
---------------------------------------------------------------------------------------------------------------------------------

     3.33%       17.39%     10.74%       (0.21%)           9.61%       23.64%     19.26%     (2.00%)     7.52%         0.61%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


  $62,276      $42,131    $12,667     $  7,987          $82,609      $68,213    $57,648    $41,106    $57,030       $25,468

     2.76%(a)     2.70%      2.72%        2.79%(a)         2.16%(a)     2.18%      2.56%      2.46%      2.24%         1.86%(a)

     2.76%(a)     2.70%      2.79%        3.93%(a)         2.16%(a)     2.18%      2.56%      2.46%      2.34%         2.16%(a)

    (1.26%)(a)   (0.91%)    (0.40%)      (0.82%)(a)       (0.21%)(a)   (0.24%)    (0.41%)    (0.22%)     0.21%         0.83%(a)

       70%         130%       155%           2%              39%          98%       157%       149%       192%           61%

  $0.0353      $0.0320          -            -          $0.0695      $0.0688          -          -          -             -
---------------------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                    Mentor Strategy Portfolio
                                              ---------------------------------------------------------------------
                                              Six Months
                                                 Ended          Year        Period        Year            Year
                                                3/31/97        Ended        Ended        Ended           Ended
                                              (Unaudited)     9/30/96      9/30/95*     9/30/94        9/30/93***
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD           $   17.79      $  15.21     $  12.24     $  12.70        $  12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.11         (0.03)           -        (0.06)              -
  Net realized and unrealized gain (loss)
    on investments                                 (1.13)         2.83         2.97        (0.40)           0.20
-------------------------------------------------------------------------------------------------------------------

  Total from investment operations                 (1.02)         2.80         2.97        (0.46)           0.20

LESS DISTRIBUTIONS
  Dividends from net investment income                 -             -            -            -               -
  Distributions in excess of net
    investment income                                  -             -            -            -               -
  Distributions from capital gains                 (1.34)        (0.22)           -            -               -
  Distributions in excess of
    capital gains                                      -             -            -            -               -
-------------------------------------------------------------------------------------------------------------------
  Total distributions                              (1.34)        (0.22)           -            -               -
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $   15.43      $  17.79     $  15.21     $  12.24        $  12.70
-------------------------------------------------------------------------------------------------------------------

Total Return                                       (6.20%)       18.48%       24.26%       (3.61%)          1.60%
-------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)       $ 281,527      $288,494     $224,643     $179,274        $122,177

Ratio of expenses to average net assets             2.21%(a)      2.19%(a)     2.31%(a)     2.19%           2.06%(a)

Ratio of expenses to average net assets
  excluding waiver                                  2.21%(a)      2.19%        2.31%(a)     2.19%           2.06%(a)

Ratio of net investment income (loss) to
  average net assets                                1.13%(a)     (0.19%)       0.02%(a)    (0.54%)          0.08%(a)

Portfolio turnover rate                               81%          125%         122%         143%              0%

Average commission rate on portfolio
  transactions                                 $  0.0647      $ 0.0669            -            -               -
-------------------------------------------------------------------------------------------------------------------

*   For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

*** Reflects operations from the period of October 29, 1993 (commencement of operations), to December 31, 1994.

(a) Annualized.

(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.

          Mentor Income and Growth Portfolio                                Mentor Municipal Income Portfolio
------------------------------------------------------     --------------------------------------------------------------------
Six Months                                                 Six Months
   Ended       Year      Year      Year        Year           Ended       Year      Year      Year      Year         Year
  3/31/97      Ended     Ended     Ended      Ended          3/31/97      Ended     Ended     Ended     Ended       Ended
(Unaudited)   9/30/96   9/30/95   9/30/94   9/30/93(b)     (Unaudited)   9/30/96   9/30/95   9/30/94   9/30/93    9/30/92**
-------------------------------------------------------------------------------------------------------------------------------

  $ 19.18     $ 17.14   $ 15.28   $ 14.91    $  14.14        $ 15.05     $ 14.95   $ 14.43   $ 16.06   $ 14.78     $  14.29
     0.14        0.23      0.28      0.21        0.05           0.36        0.75      0.74      0.74      0.82         0.29

     0.88        2.76      2.14      0.61        0.77          (0.01)       0.11      0.52     (1.54)     1.32         0.49

-------------------------------------------------------------------------------------------------------------------------------

     1.02        2.99      2.42      0.82        0.82           0.35        0.86      1.26     (0.80)     2.14         0.78

    (0.15)      (0.21)    (0.28)    (0.19)      (0.05)         (0.36)      (0.76)    (0.74)    (0.73)    (0.82)        (0.29)
        -           -     (0.03)        -           -          (0.03)          -         -         -     (0.04)            -
    (1.92)      (0.74)    (0.25)    (0.26)          -              -           -         -     (0.10)        -            -
        -           -         -         -           -              -           -         -         -         -            -
-------------------------------------------------------------------------------------------------------------------------------
    (2.07)      (0.95)    (0.56)    (0.45)      (0.05)         (0.39)      (0.76)    (0.74)    (0.83)    (0.86)        (0.29)
-------------------------------------------------------------------------------------------------------------------------------

  $ 18.13     $ 19.18   $ 17.14   $ 15.28    $  14.91        $ 15.01     $ 15.05   $ 14.95   $ 14.43   $ 16.06     $  14.78
-------------------------------------------------------------------------------------------------------------------------------

     5.65%      18.26%    16.32%     5.66%       5.54%          2.37%       5.87%     9.01%    (5.34%)   15.27%         5.28%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

  $82,957     $66,548   $46,678   $43,219    $ 18,127        $39,395     $37,191   $39,493   $46,157   $50,976     $ 24,265

     2.12%(a)    2.13%     2.43%     2.44%       2.13%(a)       1.69%(a)    1.74%     1.92%     1.74%     1.21%         0.50%(a)

     2.12%(a)    2.13%     2.43%     2.44%       2.69%(a)       1.69%(a)    1.74%     1.92%     1.86%     1.89%         1.76%(a)

     1.65%(a)    1.32%     1.78%     1.51%       1.60%(a)       4.73%(a)    4.95%     5.07%     4.93%     5.42%         5.80%(a)

       76%         72%       62%       78%         13%            32%         46%       43%       87%       88%            0%

  $0.0510     $0.0492         -         -           -              -           -         -         -         -            -
-------------------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                               Mentor Quality Income Portfolio
                                            ----------------------------------------------------------------------
                                            Six Months
                                               Ended       Year      Year       Year       Year         Year
                                              3/31/97      Ended     Ended     Ended      Ended        Ended
                                            (Unaudited)   9/30/96   9/30/95   9/30/94    9/30/93     9/30/92**
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.93     $ 13.31   $ 12.76   $  14.06   $  14.40     $  14.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.44        0.84      0.79       0.82       0.99         0.41
  Net realized and unrealized gain (loss)
     on investments                             (0.15)      (0.38)     0.61      (1.37)     (0.31)         0.10
------------------------------------------------------------------------------------------------------------------

Total from investment operations                 0.29        0.46      1.40      (0.55)      0.68         0.51

LESS DISTRIBUTIONS
  Dividends from net investment income          (0.44)      (0.84)    (0.79)     (0.75)     (0.99)        (0.41)
  Distributions in excess of net
     investment income                          (0.01)          -     (0.06)         -      (0.03)            -
  Distributions from capital gains                  -           -         -          -          -            -
  Distributions in excess of capital gains          -           -         -          -          -            -
------------------------------------------------------------------------------------------------------------------
  Total distributions                           (0.45)      (0.84)    (0.85)     (0.75)     (1.02)        (0.41)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.77     $ 12.93   $ 13.31   $  12.76   $  14.06     $  14.40
------------------------------------------------------------------------------------------------------------------

Total Return                                     2.26%       3.57%    11.33%     (3.97%)     4.86%         3.24%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)      $61,255     $58,239   $62,155   $ 77,888   $127,346     $ 65,661

Ratio of expenses to average net assets          1.55%(a)    1.55%     1.74%      1.88%      1.54%         0.83%(a)

Ratio of expenses to average net assets
  excluding waiver                               1.68%(a)    1.82%     1.79%      1.90%      1.72%         1.67%(a)

Ratio of net investment income (loss)
  to average net assets                          6.37%(a)    6.39%     6.24%      6.21%      6.81%         7.53%(a)

Portfolio turnover rate                            76%        254%      368%       455%       102%            9%

Average commission rate on portfolio
  transactions                                      -           -         -          -          -            -
------------------------------------------------------------------------------------------------------------------

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                       Mentor Short-Duration Income Portfolio
                                                            -------------------------------------------------------------
                                                            Six Months
                                                               Ended          Period        Period             Year
                                                              3/31/97         Ended         Ended             Ended
                                                            (Unaudited)      9/30/96       9/30/95*         9/30/94(d)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 12.50        $ 12.67       $ 12.18           $  12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   0.40           0.73          0.59               0.41
  Net realized and unrealized gain (loss) on
     investments                                                (0.09)         (0.17 )        0.52              (0.29)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.31           0.56          1.11               0.12

LESS DISTRIBUTIONS
  Dividends from net investment income                          (0.35)         (0.73 )       (0.59 )            (0.41)
  Distributions in excess of net investment income                  -              -         (0.03 )            (0.03)
  Distributions from capital gains                                  -              -             -                  -
  Distributions in excess of capital gains                          -              -             -                  -
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                           (0.35)         (0.73 )       (0.62 )            (0.44)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 12.46        $ 12.50       $ 12.67           $  12.18
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                     2.52%          4.53%         9.22%              0.95%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $24,067        $24,517       $19,871           $ 17,144

Ratio of expenses to average net assets                          1.16%(a)       1.16%         1.20%(a)           1.29%(a)

Ratio of expenses to average net assets excluding
  waiver                                                         1.39%(a)       1.56%         1.70%(a)           1.29%(a)

Ratio of net investment income (loss)
  to average net assets                                          5.93%(a)       5.64%         5.04%(a)           4.90%(a)

Portfolio turnover rate                                            68%           411%          126%               166%

Average commission rate on portfolio transactions                   -              -             -                  -
-------------------------------------------------------------------------------------------------------------------------

(a) Annualized.

*  For the period from January 1, 1995 to September 30, 1995.

(d) Reflects operations for the period from April 29, 1994 (commencement of operations), to December 31, 1994.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
(UNAUDITED)

NOTE 1: ORGANIZATION
Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1997, as follows:

     Mentor Growth Portfolio
        ("Growth Portfolio")
     Mentor Capital Growth Portfolio
        ("Capital Growth Portfolio")
     Mentor Strategy Portfolio
        ("Strategy Portfolio")
     Mentor Income and Growth Portfolio
        ("Income and Growth Portfolio")
     Mentor Perpetual Global Portfolio
        ("Global Portfolio")
     Mentor Quality Income Portfolio
        ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio
        ("Short-Duration Income Portfolio")
     Mentor Municipal Income Portfolio
        ("Municipal Income Portfolio")
     Mentor Balanced Portfolio
        ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The Balanced Portfolio is not currently being offered to new investors. These financial statements do not include the Balanced Portfolio.

Mentor Funds currently issues two classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio and Municipal Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

(a) Valuation of Securities

Listed securities held by the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

U.S. Government obligations held by the Quality Income Portfolio, Short-Duration Income Portfolio and Income and Growth Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements

It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Borrowings

Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.

The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the six months ended March 31, 1997, was approximately $1,279,186 or $0.48 per share based on average shares outstanding during the period at a weighted average interest rate of 5.47%. The maximum amount of borrowings outstanding for any day during the period was $7,007,350 (including accrued interest), as of January 28, 1997, at an interest rate of 5.40% and was 17.56% of total assets.

(d) Dollar Roll Transactions

Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

(e) Security Transactions and Investment Income

Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.

(f) Federal Income Taxes

No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

At September 30, 1996, Quality income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $13,500,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $820,000 in 2001, $3,680,000 in 2002, $7,320,000 in 2003 and $1,680,000 in 2004.

At September 30, 1996, Municipal Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $2,510,000. Pursuant to the Internal revenue Code, such capital loss carryforwards expire as

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

follows: $895,000 in 2003 and $1,615,000 in 2004.

Capital loss carryforwards reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.

(g) When-Issued and Delayed Delivery Transactions

The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

(h) Futures Contracts

In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts.

The Portfolios may also buy or write put or call options on these futures contracts. The Portfolios generally sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.

Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At March 31, 1997, the Municipal Income Portfolio had a position in the following futures contracts:

                                                        Net
Number of                               Contract    Unrealized
Contracts     Contracts    Expiration     Value    Appreciation
----------------------------------------------------------------
    50     U.S. Long Bond     6/97     $5,509,375    $148,034
----------------------------------------------------------------

(i) Options

In order to produce incremental earnings or protect against changes in the value of portfolio securities, Quality Income Portfolio and Short-Duration Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

(j) Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investment in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets. The Portfolios will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolios' objective of achieving high monthly income through providing a means of economic leverage.

(k) Interest-Rate Swap

An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of March 31, 1997, Quality Income Portfolio and Short-Duration Income Portfolio had entered into the following interest rate swap agreements. In each agreement, the Portfolios have exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi annual basis. During the period ended March 31, 1997, no cash payments were received in connection with the interest rate swap agreement, however, the net interest receivable accrued at the end of the period for Quality Income Portfolio and Short-Duration Income Portfolio were $25,869 and $6,574, respectively.

                                             Rate Paid       Rate
                                               by the     Received by                                       Net
                      Swap        Notional   Portfolio   the Portfolio       Floating       Termination  Unrealized
   Portfolio     Counter-Party   Principal   at 3/31/97   at 3/31/97        Rate Index         Date         Loss
-------------------------------------------------------------------------------------------------------------------
Quality         Lehman Brothers  $6,500,000     3.11%         6.39%     3-Month Canadian        2/28/07  $(163,739)
                                                                        Bankers Acceptance
                Lehman Brothers   6,500,000     3.15%         6.60%     3-Month Canadian         3/7/07    (92,488)
                                                                        Bankers Acceptance
                                                                                                         ---------
                                                                                                         $(256,227)
                                                                                                         ---------
                                                                                                         ---------
Short Duration  Lehman Brothers   5,000,000     3.15%         6.60%     3-Month Canadian         3/7/02  $ (60,045)
                                                                                                         ---------
                                                                                                         ---------
                                                                        Bankers Acceptance
-------------------------------------------------------------------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(l) Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

(m) Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio on the record date. Dividends are declared and paid semi-annually to all shareholders invested in Capital Growth Portfolio on the record date, dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to the Mentor. Capital gains realized by each Portfolio, if any, are paid annually.

NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS
Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment adviser, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; and Short-Duration Income Portfolio, 0.50%.

Mentor Advisors pays the sub-adviser to Municipal Income Portfolio an annual fee expressed as a percentage of the Portfolio's average net assets as follows:
0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million. The sub-adviser to the Income and Growth Portfolio receives from Mentor Advisors an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the investment adviser and may terminate any such voluntary waiver at any time in its sole discretion.

The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, L.L.C. ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio.

For the six months ended March 31, 1997, Mentor Advisors and sub-advisers, earned and voluntarily waived the following advisory fees:

                                           Adviser
                           Adviser          Fees
                             Fees        Voluntarily     Sub-Adviser
      Portfolio             Earned         Waived           Fees
--------------------------------------------------------------------
Growth                    $1,502,702              -               -
Global                       383,362              -               -
Capital Growth               454,208              -               -
Strategy                   1,383,034              -               -
Income and Growth            395,474              -       $ 155,467
Municipal Income             171,109              -          71,181
Quality Income               252,776      $  65,665               -
Short-Duration Income         82,496         21,662               -

--------------------------------------------------------------------

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the six months ended March 31, 1997, Mentor earned the following administrative fees:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                             Administrative
                          Administrative          Fee
                               Fee            Voluntarily
      Portfolio               Earned             Waived
-----------------------------------------------------------
Growth                       $214,672                  -
Global                         34,991                  -
Capital Growth                 56,776                  -
Strategy                      162,710                  -
Income and Growth              52,730                  -
Municipal Income               28,518                  -
Quality Income                 42,129                  -
Short-Duration Income          16,488            $16,488

-----------------------------------------------------------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the six months ended March 31, 1997, these direct reimbursements were as follows:

                                            Direct
Portfolio                               Reimbursements
------------------------------------------------------
Growth                                      $7,839
Global                                       1,473
Capital Growth                               2,189
Strategy                                     5,944
Income and Growth                            2,101
Municipal Income                             1,089
Quality Income                               1,625
Short-Duration Income                          632
------------------------------------------------------

Mentor Advisors has agreed to reimburse the Portfolios for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolios. The most stringent state expense limitation applicable to the Portfolios requires reimbursement of expenses not including expenses under the Portfolios' Distribution Plan, in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the six months ended March 31, 1997, no reimbursement from Mentor Advisors was required as a result of such state expense limitations.

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the six months ended March 31, 1997, distribution fees and shareholder servicing fees were as follows:

                                               Shareholder
                          Distribution        Servicing Fees
      Portfolio               Fees         Class A     Class B
---------------------------------------------------------------
Growth                     $1,418,801      $75,934     $460,745
Global                        193,859       26,644       60,832
Capital Growth                287,850       49,068       92,872
Strategy                    1,114,145       45,503      361,272
Income and Growth             284,183       43,712       88,113
Municipal Income               93,771       25,807       45,489
Quality Income                150,040       35,352       69,971
Short-Duration Income          36,349       13,337       27,911

---------------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the six months ended March 31, 1997, were as follows:

      Portfolio            Purchases          Sales
-------------------------------------------------------
Growth                    $201,272,247     $144,540,837
Global                      67,835,897       41,148,870
Capital Growth              48,315,223       41,111,559
Strategy                   206,765,440      222,316,625
Income and Growth          106,195,933       73,390,665
Municipal Income            19,587,679       16,819,700
Quality Income              76,366,561       69,539,168
Short-Duration Income       29,231,233       22,608,633

-------------------------------------------------------

NOTE 7: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $376,690,387, for Growth Portfolio, $83,584,875 for Global Portfolio, $116,695,869 for Capital Growth Portfolio, $281,574,214 for Strategy Portfolio, $122,587,431 for Income and Growth Portfolio, $58,118,418 for Municipal Income Portfolio, $100,277,126 for Quality Income Portfolio and $34,905,615 for Short-Duration Income Portfolio at March 31, 1997. Gross unrealized appreciation and depreciation of investments at March 31, 1997, based on such costs were as follows:

                                                                 Net
                             Gross            Gross           Unrealized
                           Unrealized       Unrealized       Appreciation
      Portfolio           Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------
Growth                    $ 62,416,271     $(25,453,519)     $ 36,962,752
Global                       8,250,861       (2,477,426)        5,773,435
Capital Growth              16,476,986       (1,002,322)       15,474,664
Strategy                     9,177,213       12,397,700        (3,220,487)
Income and Growth            2,740,077       (2,954,044)         (213,967)
Municipal Income             2,650,241         (292,317)        2,357,924
Quality Income                 324,695       (1,517,986)       (1,193,291)
Short-Duration Income           26,101         (231,438)         (205,337)
--------------------------------------------------------------------------

NOTE 8: FORWARD CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 8: FORWARD CONTRACTS (CONTINUED)

time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At March 31, 1997, Global Portfolio had outstanding forward contracts as set forth below.

                                                                                           Net Unrealized
                                                Contracts to               In Exchange     Appreciation/
Settlement Date                               Deliver/Receive                  For         (Depreciation)
---------------------------------------------------------------------------------------------------------
Purchases
  4/02/97        British Pound              249,233      $   404,007       $   409,116        $  5,109
  4/02/97        British Pound               93,400          151,402           153,317           1,915
  4/02/97        French Frank             1,205,200          214,068           214,182             114
  5/21/97        French Frank             1,952,911          346,000           347,061           1,061
  5/21/97        German Mark              5,183,882        3,100,000         3,098,092          (1,908)
  4/02/97        Hong Kong Dollar           645,044           83,285            83,245             (40)
  4/02/97        Malaysian Ringgit          150,714           60,882            60,814             (68)
  4/03/97        Singapore Dollar           104,336           72,255            72,230             (25)
  5/21/97        Swiss Frank              1,852,296        1,294,000         1,281,866         (12,134)
Sales
  4/02/97        Finnish Markka             714,024          142,833           143,211            (378)
  4/02/97        French Frank             1,861,999          346,000           330,904          15,096
  4/01/97        German Mark                211,649          126,139           126,490            (351)
  5/21/97        German Mark              4,942,640        3,100,000         2,953,916         146,084
  5/21/97        Swiss Frank              1,774,721        1,294,000         1,228,181          65,819
---------------------------------------------------------------------------------------------------------
Net Unrealized Appreciation
  on Forward Contracts                                                                        $220,294
---------------------------------------------------------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                              Six MonthsMentor Growth Portfolio  Year
                                                             Ended 3/31/97                   Ended 9/30/96
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A:
Shares sold                                            2,394,289     $ 37,314,378      1,900,420     $ 31,071,851
Shares issued upon reinvestment of distributions         369,088        5,744,163        159,334        2,229,091
Shares redeemed                                         (801,231)     (12,247,823)    (1,145,852)     (19,021,763)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,962,146     $ 30,810,718        913,902     $ 14,279,179
                                                      -----------------------------------------------------------
CLASS B:
Shares sold                                            3,154,310     $ 48,928,273      4,577,893     $ 75,279,336
Shares issued upon reinvestment of distributions       3,348,283       51,489,284      1,885,731       26,287,441
Shares redeemed                                       (1,253,996)     (19,432,043)    (1,493,872)     (24,469,011)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         5,248,597     $ 80,985,514      4,969,752     $ 77,097,766
                                                      -----------------------------------------------------------

                                                                 Mentor Perpetual Global Portfolio
                                                             Six Months                        Year
                                                            Ended 3/31/97                 Ended 9/30/96
                                                       Shares         Dollars         Shares         Dollars
                                                      --------------------------------------------------------
CLASS A:
Shares sold                                             931,984     $16,695,368        412,686     $ 7,129,198
Shares issued upon reinvestment of distributions         26,897         463,738         21,809         331,049
Shares redeemed                                        (124,289)     (2,217,140)      (132,328)     (2,244,328)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                          834,592     $14,941,966        302,167     $ 5,215,919
                                                      --------------------------------------------------------
CLASS B:
Shares sold                                           1,201,618     $20,938,047      1,723,938     $29,034,247
Shares issued upon reinvestment of distributions         91,682       1,543,952         45,012         672,932
Shares redeemed                                        (125,580)     (2,198,222)      (164,743)     (2,742,660)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                        1,167,720     $20,283,777      1,604,207     $26,964,519
                                                      --------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                   Mentor Capital Growth Portfolio
                                                              Six Months                         Year
                                                             Ended 3/31/97                  Ended 9/30/96
                                                        Shares         Dollars         Shares         Dollars
                                                      ----------------------------------------------------------
CLASS A:
Shares sold                                              648,323     $ 11,961,517       148,975     $  2,580,775
Shares issued upon reinvestment of distributions         264,769        4,552,490        53,208          849,718
Shares redeemed                                         (174,767)      (3,214,027)     (401,455)      (6,845,340)
                                                      ----------------------------------------------------------
Change in net assets from capital share
  transactions                                           738,325     $ 13,299,980      (199,272)    $ (3,414,847)
                                                      ----------------------------------------------------------
CLASS B:
Shares sold                                              788,140     $ 13,911,704       635,818     $ 10,950,459
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio                            -                -             -                -
Shares issued upon reinvestment of distributions         596,606        9,983,395       111,273        1,748,109
Shares redeemed                                         (335,157)      (5,940,457)     (793,484)     (13,367,434)
                                                      ----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,049,589     $ 17,954,642       (46,393)    $   (668,866)
                                                      ----------------------------------------------------------

                                                                       Mentor Strategy Portfolio
                                                              Six Months                         Year
                                                             Ended 3/31/97                   Ended 9/30/96
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A:
Shares sold                                            1,297,791     $ 21,713,680        625,652     $ 10,425,353
Shares issued upon reinvestment of distributions          91,017        1,513,610         12,905          221,980
Shares redeemed                                         (257,333)      (4,250,438)      (192,977)      (3,147,176)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,131,475     $ 18,976,852        445,580     $  7,500,157
                                                      -----------------------------------------------------------
CLASS B:
Shares sold                                            1,999,590     $ 33,258,327      2,946,568     $ 48,230,745
Shares issued upon reinvestment of distributions       1,291,000       21,237,045        201,006        3,417,749
Shares redeemed                                       (1,263,593)     (20,847,060)    (1,706,367)     (27,999,865)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         2,026,997     $ 33,648,312      1,441,207     $ 23,648,629
                                                      -----------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  Mentor Income and Growth Portfolio
                                                              Six Months                         Year
                                                             Ended 3/31/97                   Ended 9/30/96
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A:
Shares sold                                              963,207     $ 17,995,466        193,095     $  3,508,748
Shares issued upon reinvestment of distributions         147,891        2,654,798         69,612        1,186,199
Shares redeemed                                         (104,816)      (1,959,734)      (160,516)      (2,896,387)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,006,282     $ 18,690,530        102,191     $  1,798,560
                                                      -----------------------------------------------------------
CLASS B:
Shares sold                                              912,933     $ 16,960,792      1,025,114     $ 18,562,371
Shares issued upon reinvestment of distributions         403,014        7,228,125        150,385        2,545,180
Shares redeemed                                         (209,797)      (3,915,929)      (428,846)      (7,653,268)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                         1,106,150     $ 20,272,988        746,653     $ 13,454,283
                                                      -----------------------------------------------------------

                                                                Mentor Municipal Income Portfolio
                                                             Six Months                      Year
                                                           Ended 3/31/97                 Ended 9/30/96
                                                       Shares        Dollars        Shares        Dollars
                                                      ------------------------------------------------------
CLASS A:
Shares sold                                            385,652     $ 5,843,356       53,174     $    797,588
Shares issued upon reinvestment of distributions        18,564         281,220       36,380          547,438
Shares redeemed                                       (102,682)     (1,555,229)    (291,238)      (4,349,702)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                         301,534     $ 4,569,347     (201,684)    $ (3,004,676)
                                                      ------------------------------------------------------
CLASS B:
Shares sold                                            320,520     $ 4,854,981      240,061     $  3,594,252
Shares issued upon reinvestment of distributions        40,527         614,368       75,360        1,135,186
Shares redeemed                                       (206,475)     (3,128,215)    (488,067)      (7,362,086)
                                                      ------------------------------------------------------
Change in net assets from capital share
  transactions                                         154,572     $ 2,341,134     (172,646)    $ (2,632,648)
                                                      ------------------------------------------------------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 9: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                    Mentor Quality Income Portfolio
                                                              Six Months                         Year
                                                             Ended 3/31/97                   Ended 9/30/96
                                                        Shares         Dollars          Shares         Dollars
                                                      -----------------------------------------------------------
CLASS A:
Shares sold                                            1,051,830     $ 13,662,498        261,361     $  3,431,466
Shares issued upon reinvestment of distributions          34,130          446,549         65,422          864,412
Shares redeemed                                         (171,374)      (2,236,572)      (533,765)      (6,992,390)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                           914,586     $ 11,872,475       (206,982)    $ (2,696,512)
                                                      -----------------------------------------------------------
CLASS B:
Shares sold                                              695,245     $  9,073,934        765,460     $ 10,058,721
Shares issued upon reinvestment of distributions         103,637        1,357,824        177,855        2,348,000
Shares redeemed                                         (507,228)      (6,661,283)    (1,108,119)     (14,629,662)
                                                      -----------------------------------------------------------
Change in net assets from capital share
  transactions                                           291,654     $  3,770,475       (164,804)    $ (2,222,941)
                                                      -----------------------------------------------------------

                                                               Mentor Short-Duration Income Portfolio
                                                             Six Months                       Period
                                                            Ended 3/31/97                 Ended 9/30/96
                                                       Shares         Dollars         Shares         Dollars
                                                      --------------------------------------------------------
CLASS A:
Shares sold                                             452,742     $ 5,692,794        626,588     $ 7,923,068
Shares issued upon reinvestment of distributions         18,489         232,967          15339         193,207
Shares redeemed                                        (116,588)     (1,468,765)      (124,945)     (1,577,491)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                          354,643     $ 4,456,996        516,982     $ 6,538,784
                                                      --------------------------------------------------------
CLASS B:
Shares sold                                             462,277     $ 5,820,462      1,146,855     $14,558,230
Shares issued upon reinvestment of distributions         44,013         554,487         88,449       1,119,155
Shares redeemed                                        (536,361)     (6,758,398)      (841,749)    (10,608,962)
                                                      --------------------------------------------------------
Change in net assets from capital share
  transactions                                          (30,071)    $  (383,449)       393,555     $ 5,068,423
                                                      --------------------------------------------------------

  At a meeting held on March 25, 1997, the Trustees of Mentor Funds approved the REMOVAL of certain non-fundamental investment restrictions of the Portfolios.

  THE FOLLOWING INVESTMENT RESTRICTIONS OF THE CAPITAL GROWTH, INCOME AND GROWTH, MUNICIPAL INCOME, QUALITY INCOME, AND GLOBAL PORTFOLIOS WERE ELIMINATED:

1. The Portfolios will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; certain restricted securities not determined by the Trustees to be liquid; and non-negotiable fixed income time deposits with maturities over seven days.

2. The Portfolios will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Portfolios will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Portfolio in shares of another investment company would be subject to duplicative expenses.

3. Except for the Municipal Income Portfolio, no Portfolio will invest more than 5% of the value of its respective total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor. The Municipal Income Portfolio will not invest more than 5% of its total assets in industrial development bonds where the payment of principal and interest is the responsibility of companies with less than three years of operating history.

4. A Portfolio will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust, the investment adviser, or sub-adviser own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

5. A Portfolio will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except it may purchase the securities of issuers which invest in or sponsor such programs and except pursuant to the exercise by the Municipal Income Portfolio of its rights under agreements relating to municipal securities.

6. A Portfolio will not enter into transactions for the purpose of engaging in arbitrage.

7. A Portfolio will not purchase securities of a company for the purpose of exercising control or management, except to the extent that exercise by the Municipal Income Portfolio of its rights under agreements related to municipal securities would be deemed to constitute such control or management.

8. A Portfolio (1) will limit the aggregate value of the assets underlying covered call options or put options written by a Portfolio to not more than 25% of its net assets, (2) will limit the premiums paid for options purchased to 5% of its net assets, (3) will limit the margin deposits on futures contracts entered into to 5% of its net assets, and (4) will limit investment in warrants to 5% of its net assets to meet certain state registration requirements. No more than 2% will be warrants which are not listed on the New York or American Stock Exchange. Also, the Capital Growth Portfolio and the Income and Growth Portfolio will limit their investment in restricted securities to 5% of total assets.

  THE FOLLOWING INVESTMENT RESTRICTIONS OF THE BALANCED, GROWTH, SHORT-DURATION INCOME, AND STRATEGY PORTFOLIOS WERE ELIMINATED:

1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if as a result such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio's net assets, provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

2. Purchase securities restricted as to resale if as a result (i) more than 10% of the Portfolio's total assets would be invested in such securities or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities.

3. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

4. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

5. Purchase puts, calls, straddles, spreads, or any combination thereof (other than futures contracts, options on futures contracts or indices, and options on foreign currencies), if, by reason of such purchase, the value of its aggregate investment therein will exceed 5% of its total assets.

6. Invest in real estate limited partnerships.

                                   *********

  IN ADDITION, THE TRUSTEES ADOPTED THE FOLLOWING NON-FUNDAMENTAL RESTRICTION FOR ALL OF THE PORTFOLIOS OF MENTOR FUNDS:

    [A Portfolio may not] invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
         Chairman and Chief Executive Officer
         Mentor Investment Group, LLC

ARNOLD H. DREYFUSS, TRUSTEE
         Former Chairman
         and Chief Executive Officer
         Hamilton Beach/Proctor-Silex, Inc.

THOMAS F. KELLER, TRUSTEE
         Former Dean, Fuqua School of Business
         Duke University

LOUIS W. MOELCHERT, JR., TRUSTEE
         Vice President for Business & Finance
         University of Richmond

STANLEY F. PAULEY, JR., TRUSTEE
         Chairman and Chief Executive Officer
         Carpenter Company

TROY A. PEERY, JR., TRUSTEE
         President
         Heilig-Meyers Company

PETER J. QUINN, JR., TRUSTEE
         Managing Director
         Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
         Managing Director
         Mentor Investment Group, LLC

TERRY L. PERKINS, TREASURER
         Senior Vice President
         Mentor Investment Group, LLC

JOHN M. IVAN, SECRETARY
         Managing Director
         and Assistant General Counsel
         Wheat First Butcher Singer, Inc.

MICHAEL A. WADE, ASSISTANT TREASURER
         Vice President
         Mentor Investment Group, LLC

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Fund Prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

                        [logo]

                   RIVERFRONT PLAZA
                 901 EAST BYRD STREET
               RICHMOND, VIRGINIA 23219
                    1-800-382-0016

                                                ---------------
                                                BULK RATE
                                                U.S. POSTAGE
                                                PAID
                                                PERMIT #1193
                                                RICHMOND, VA
                                                ---------------

Mentor Balanced Portfolio
Portfolio of Investments
March 31, 1997 (Unaudited)




                                                              Percent of Net Assets           Shares        Market Value
---------------------------------------------------------------------------------------------------------------------------

Common Stocks                                                         62.29%
---------------------------------------------------------------------------------------------------------------------------

Basic Materials                                                                        9.54%
     Bemis Company                                                                                  2,100         $ 84,000
     Morton International, Inc.                                                                     2,100           88,725
     Nalco Chemical Company                                                                         2,400           89,700
     Sonoco Products Company                                                                        3,200           86,400
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   348,825
---------------------------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                                           4.45%
     Pall Corporation                                                                               3,600           83,250
     W.W. Grainger, Inc.                                                                            1,075           79,550
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   162,800
---------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                                     12.07%
     Carnival Corporation - Class A                                                                 2,500           92,500
     Interpublic Group Companies, Inc.                                                              1,750           92,312
     Mattel, Inc.                                                                                   3,700           88,800
     Mirage Resorts, Inc.*                                                                          3,800           80,750
     Newell Company                                                                                 2,600           87,100
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   441,462
---------------------------------------------------------------------------------------------------------------------------

Consumer Staples                                                                      13.57%
     Avon Products Company                                                                          1,400           73,500
     CPC International, Inc.                                                                        1,050           86,100
     McDonald's Corporation                                                                         2,000           94,500
     Pfizer, Inc.                                                                                     900           75,712
     Sherwin Williams Company                                                                       3,000           81,000
     Sysco Corporation                                                                              2,500           85,313
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   496,125
---------------------------------------------------------------------------------------------------------------------------

Energy                                                                                 2.35%
     Schlumberger, Ltd.                                                                               800           85,800
---------------------------------------------------------------------------------------------------------------------------

Financial
     8.31% American Express Company 1,350           80,831 Banc One Corporation
     1,900           75,525 Federal National Mortgage Association* 1,900 68,638
     General RE Corporation*
     500           79,000
     ---------------------------------------------------------------------------------------------------------------------------
     303,994
     ---------------------------------------------------------------------------------------------------------------------------
     Common Stocks (continued)
     ---------------------------------------------------------------------------------------------------------------------------

Health                                                                                 2.39%
     Schering-Plough                                                                                1,200       $   87,300
---------------------------------------------------------------------------------------------------------------------------

Technology                                                                             4.16%


     Electronic Data Systems                                                                        1,700           68,638
     Intel Corporation                                                                                600           83,475
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   152,113
---------------------------------------------------------------------------------------------------------------------------

Transportation & Services                                                              2.41%
     Werner Enterprises, Inc.                                                                       4,700           88,125
---------------------------------------------------------------------------------------------------------------------------

Utilities                                                                              3.04%
     Ameritech Corporation                                                                            900           55,350
     GTE Corporation                                                                                1,200           55,950
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   111,300
---------------------------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $1,900,648)                                                                            2,277,844
---------------------------------------------------------------------------------------------------------------------------

Fixed Income Securities                                               34.06%
---------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies                                               27.26%
     Government National Mortgage Association, 5.50%, 2/20/27                                   $  64,279           63,105
     U.S. Treasury Notes, 5.50% - 7.50%, 9/30/98 - 7/15/06                                        700,000          696,253
     U.S. Treasury Bonds, 6.88% - 7.88%, 11/15/04 - 8/15/25                                       235,000          237,319
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
    (cost $1,009,023)                                                                                              996,677
---------------------------------------------------------------------------------------------------------------------------

Corporate Bonds (a)                                                                    6.80%
     CS First Boston, 7.18%, 2/25/18, CMO                                                          25,000           23,958
     Merrill Lynch, 6.64%, 9/19/02                                                                 45,000           43,763
     Nationsbank Corporation, 7.50%, 9/15/06                                                       35,000           34,840
     Norwest Corporation, 6.80%, 5/15/02                                                           60,000           59,047
     Travelers, Inc., 8.63%, 2/01/07                                                               40,000           42,925
     Union Acceptance Corporation, 6.48%, 5/10/04, CMO                                             45,000           44,158
---------------------------------------------------------------------------------------------------------------------------



Total Corporate Bonds (cost $254,748)                                                                              248,691
---------------------------------------------------------------------------------------------------------------------------

Total Fixed Income Securities (cost $1,263,771)                                                                 $1,245,368
---------------------------------------------------------------------------------------------------------------------------

Short-Term Investment                                                  5.37%
---------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement
     Goldman Sachs & Company Dated 3/31/97, 6.53%, due 4/01/97,
     collateralized by $209,670 Federal Home Loan
     Mortgage Corporation, 7.00%, 4/01/26,
     market value $201,087 (cost $196,372)                                                       $196,372          196,372
---------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $3,360,791)                                  101.72%                                     3,719,584
---------------------------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                                         (1.72%)                                      (63,466)
---------------------------------------------------------------------------------------------------------------------------

Net Assets                                                           100.00%                                    $3,656,118
---------------------------------------------------------------------------------------------------------------------------

*Non-income producing.
CMO- Collateralized Mortgage Obligations
(a) All or a portion of these securities are illiquid securities, and are valued using market quatations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the board of Trustees.

See notes to financial statements.

Mentor Balanced Portfolio
Statement of Assets and Liabilities
March 31, 1997 (Unaudited)



---------------------------------------------------------------------------------------------------
Assets
     Investments, at market value * (Note 2)                                            $3,719,584
     Receivables
         Investments sold                                                                   98,609
         Dividend and interest                                                              21,134
     Other assets                                                                            1,237
---------------------------------------------------------------------------------------------------
         Total assets                                                                    3,840,564
---------------------------------------------------------------------------------------------------

Liabilities
     Payable for investments purchased                                                     182,151
     Accrued expenses and other liabilities                                                  2,295
---------------------------------------------------------------------------------------------------
         Total liabilities                                                                 184,446
---------------------------------------------------------------------------------------------------
Net Assets                                                                              $3,656,118
---------------------------------------------------------------------------------------------------

Net Assets represented by:
     Additional paid-in capital                                                         $3,069,867
     Accumulated net investment income                                                      14,179
     Accumulated net realized gain on
         investment transactions                                                           213,279
     Net unrealized appreciation of investments (Note 6)                                   358,793
---------------------------------------------------------------------------------------------------
         Net Assets                                                                     $3,656,118

         Shares Outstanding                                                                245,594
---------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price per Share                                            $    14.89
---------------------------------------------------------------------------------------------------

*Investments at cost are $3,360,791.

See notes to financial statements.

Mentor Balanced Portfolio
Statements of Changes in Net Assets


                                                                          Six-Month
                                                                            Ended               Year
                                                                           3/31/97              Ended
                                                                         (Unaudited)           9/30/96
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Operations
    Net investment income                                                    $    53,639         $    97,401
    Net realized gain on investments                                             234,214             453,033
    Change in unrealized appreciation (depreciation)
           of investments                                                        (30,999)             26,238
-------------------------------------------------------------------------------------------------------------

       Increase in net assets from operations                                    256,854             576,672
-------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
    Net investment income                                                       (108,705)           (105,563)
    Net realized gain in investments                                            (449,370)           (129,654)
-------------------------------------------------------------------------------------------------------------
       Net decrease from distributions                                          (558,075)           (235,217)
-------------------------------------------------------------------------------------------------------------

Capital Share Transactions (Note 7)
    Change in net assets from capital
       share transactions                                                        131,938             274,373
-------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                               (169,283)            615,828

Net Assets
    Beginning of period                                                        3,825,401           3,209,573
-------------------------------------------------------------------------------------------------------------
    End of period                                                             $3,656,118          $3,825,401
-------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Mentor Balanced Portfolio
Statement of Operations
Six Months Ended March 31, 1997 (Unaudited)






------------------------------------------------------------------------------
Investment Income
     Dividends                                                      $  19,686
     Interest                                                          43,386
------------------------------------------------------------------------------
         Total investment income (Note 2)                              63,072
------------------------------------------------------------------------------

Expenses
     Management fee (Note 3)                                           14,150
     Distribution fee (Note 4)                                         14,150
     Shareholder servicing fee (Note 4)                                 4,716
     Custodian and accounting fees                                      3,881
     Registration expenses                                                415
     Legal and audit fees                                                 193
     Shareholder reports and postage expenses                             117
     Directors' fees and expenses                                          52
     Miscellaneous expenses                                               156
------------------------------------------------------------------------------
         Total expenses                                                37,830
------------------------------------------------------------------------------
Deduct
     Waiver of management fee (Note 3)                                  9,531
     Waiver of distribution fee (Note 4)                               14,150
     Waiver of shareholder servicing fee (Note 4)                       4,716
------------------------------------------------------------------------------
Net expenses                                                            9,433
------------------------------------------------------------------------------

Net investment income                                                  53,639
------------------------------------------------------------------------------

Realized and unrealized gain on investments
     Net realized gain on investments                                 234,214
     Change in unrealized appreciation
         (depreciation) of investments                                (30,999)
------------------------------------------------------------------------------
     Net realized and unrealized gain on investments                  203,215
------------------------------------------------------------------------------
Net increase in net assets resulting
     from operations                                                 $256,854
------------------------------------------------------------------------------

See notes to financial statements.

Mentor Balanced Portfolio
Financial Highlights



                                                          Six Months
                                                             Ended              Year         Period         Period
                                                            3/31/97            Ended         Ended           Ended
                                                          (Unaudited)        9/30/96       9/30/95*        12/31/94**
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance

Net asset value, beginning of period                       $ 16.28            $  14.85       $ 12.44        $ 12.50
Income from investment operations
     Net investment income                                    0.19                0.42          0.36           0.22
     Net realized and unrealized
         gain (loss) on investments                           0.19                2.09          2.08          (0.09)
---------------------------------------------------------------------------------------------------------------------
     Total from investment operations                         0.38                2.51          2.44           0.13

Less distributions
     Dividends from net investment income                    (0.43)              (0.48)        (0.03)         (0.19)
     Distributions from capital gains                        (1.34)              (0.60)          -              -
---------------------------------------------------------------------------------------------------------------------
     Total distributions                                     (1.77)              (1.08)        (0.03)         (0.19)

Net asset value, end of period                             $ 14.89            $  16.28       $ 14.85        $ 12.44
---------------------------------------------------------------------------------------------------------------------

Total Return                                                  6.62%              18.00%        19.28%          1.00%
---------------------------------------------------------------------------------------------------------------------

Ratios / Supplemental Data
---------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                   $ 3,656            $  3,825       $ 3,210        $ 2,911

Ratio of expenses to
     average net assets                                       0.50%(a)            0.50%         0.50(a)        0.50%(a)

Ratio of expenses to average
     net assets excluding waiver                              2.00%(a)            2.06%         2.12(a)        2.72%(a)

Ratio of net investment income
     to average net assets                                    2.83%               2.83%         3.26(a)        3.32%(a)

Portfolio turnover rate                                         46%                103%           65%            71%

Average commission rate on
     portfolio transactions                                $ 0.069            $ 0.0694
------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
* For the period from January 1, 1995 to September 30, 1995.

**For the period from June 21, 1994 (commencement of operations) to December 31, 1994.

See notes to financial statements.

Mentor Balanced Portfolio
Notes to Financial Statements
March 31, 1997
(Unaudited)

Note 1:  Organization
The Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1997 as follows:

     Mentor Growth Portfolio ("Growth Portfolio")
     Mentor Perpetual Global Portfolio ("Global Portfolio")
     Mentor Capital Growth Portfolio ("Capital Growth Portfolio")
     Mentor Strategy Portfolio ("Strategy Portfolio")
     Mentor Income and Growth Portfolio ("Income and Growth Portfolio")
     Mentor Municipal Income Portfolio ("Municipal Income Portfolio")
     Mentor Quality Income Portfolio ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio ("Short-Duration Income Portfolio") Mentor Balanced Portfolio ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The financial statements included in this report are for the Balanced Portfolio only (hereinafter referred to as the "Portfolio").

Shares of the Portfolio are sold without an initial sales charges, although a contingent deferred sales charge may be imposed if shares are redeemed within 5 years of purchase. Shares of the Portfolio are not currently being offered to public.

Note 2:  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

(a) Valuation of Securities - Listed securities held by the Portfolio and traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolio as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Notes to Financial Statements (continued)

U.S. Government obligations held by the Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

(b) Repurchase Agreements- It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Fund's adviser to be creditworthy pursuant to guidelines established by the Mentor Fund's Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Security Transactions and Investment Income - Security transactions for the Portfolio are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short term obligations, and interest earned on all other debt securities including original issue discounts as required by the Internal Revenue Code. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

(d) Federal Income Taxes - No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains, if any.

(e) Distributions to Shareholders- Distributions from net investment income and net realized capital gains, after offsetting capital loss carryovers are distributed annually for the Portfolio.

Note 3:  Investment Advisory and Management and Administration Agreements
The Portfolio has entered into an Investment Advisory Agreement with Mentor Investment Advisors, LLC ("Mentor Advisors"). Under this agreement, Mentor Advisors' management fee is accrued daily and paid monthly at an annual rate of 0.75% applied to the daily average net assets of the Portfolio. In order to limit the Portfolio's expenses, during the six months ended March 31, 1997, Mentor Advisors has agreed to reduce its compensation to the extent expenses of the Portfolio (exclusive of brokerage, interest, taxes, deferred organization expenses, and payments under the Portfolio's Distributions Plan) exceed an annual rate of 0.50% of the Portfolio's average net assets. For the six months ended March 31, 1997, Mentor Advisors earned advisory fees of $14,150 and voluntarily waived $9,531 of such fees.

Notes to Financial Statements (continued)

Effective November 1, 1996, Commonwealth Advisors, Inc., Charter Asset Management, Inc. and Wellesley Advisors, Inc., were reorganized into Commonwealth Investment Counsel, Inc., which then became Mentor Investment Advisors, LLC. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor") (formerly, Mentor Investment Group, Inc.). Mentor Investment Group, LLC is a subsidiary of Wheat First Butcher Singer, Inc.

Also effective November 1, 1996, EVEREN Capital Corporation, a previously unrelated broker dealer acquired a 20% ownership interest in Mentor Investment Group, LLC from Wheat First Butcher Singer, Inc. As part of the acquisition agreement, EVEREN may acquire additional ownership based principally on the amount of Mentor Investment Group, LLC's revenues derived from clients of EVEREN Securities, Inc. and assets attributable to its affiliates.

Administrative personnel and services are provided by Mentor to the Portfolio, under an Administration Agreement, at an annual rate of 0.10% of 1% of the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses, Mentor agreed to waive its fees during the six months ended March 31, 1997.

Mentor Advisors has agreed to reimburse the Portfolio for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolio. The most stringent state expense limitation applicable to the Portfolio requires reimbursement of expenses in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the six months ended March 31, 1997, no reimbursement from Mentor Advisors was required as a result of such state expense limitations.

Note 4:  Distribution Agreement and Other Transactions with Affiliates
Under a Distribution Agreement between the Portfolio and Mentor Distributors, Inc. ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Portfolio pays a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

Effective November 1, 1996, Mentor Distributors became Mentor Distributors, LLC.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services at an annual rate of 0.25% of the Portfolio's average daily net assets. The total charges to be borne by the Portfolio, under the Distribution and Shareholder Service Agreements is expected to remain at an annual rate of 1% of the Portfolio's average daily net assets. For the six months ended March 31, 1997 distribution and shareholder services fees were as follows:

                                                                                                       Shareholder
                                                  Distribution Fee            Shareholder             Servicing Fee
                             Distribution Fee        Waived                  Servicing Fee                Waived
--------------------------------------------------------------------------------------------------------------------
Balanced Portfolio            $14,150                  $(14,150)                    $4,716                  $(4,716)

Notes to Financial Statements (continued)

Note 5:  Investment Transactions
Purchases and sales of investments, exclusive of short-term securities, aggregated $1,664,723 and $1,808,676 respectively, for the six months ended March 31, 1997.

Note 6:  Unrealized Appreciation and Depreciation of Investments
At March 31, 1997, the cost of investments for federal income tax purposes amounted to $3,360,791 and net unrealized appreciation aggregated $358,793, of which $415,396 related to appreciated securities and $56,603 related to depreciated securities.

Note 7:  Capital Share Transactions
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                 Six Months                   Year
                                                                   Ended                      Ended
                                                                  3/31/97                    9/30/96
                                                                   Shares       Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------------
Shares sold                                                                0     $       0       48,575   $ 734,947
Shares issued upon reinvestment of distributions                      37,772       558,075       16,321     235,217
Shares redeemed                                                      (27,219)     (426,137)     (45,946)   (695,791)
                                                                ----------------------------------------------------
Change in net assets from capital share
     transactions                                                     10,553      $131,938       18,950    $274,373
                                                                ----------------------------------------------------


Performance Comparisons
Mentor Balanced Portfolio


                                    [GRAPH]

                              [INSERT PLOT POINTS]


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

** This Index represents asset allocation of 60% S&P 500 Stocks and 40% Lehman Brothers Government/Corporate Bonds.




Average Annual Return as of 3/31/97         Average Annual Return as of 3/31/97
     Without Sales Charges                       Including Sales Charges

1 Year                  Inception***           1 year           Inception***
15.10%                    16.28%               10.16%              15.44%


*** For the period from June 21, 1994 (commencement of operations) to March 31, 1997.


Performance Information for the Mentor Balanced Portfolio
This graph compares the investment performance of the Portfolio from its inception date to the index that is most representative of the fund's portfolio. The graph reflects the performance of a $10,000 investment from the date the fund started through March 31, 1997. Return does not reflect taxes payable (if any) on distributions.

In comparing the performance of a fund to an index, you should keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that make up the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report is historical and does not guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is as of March 31, 1997 and includes change in share price and reinvestment of dividends and capital gains. The maximum contingent deferred sales charge (CDSC) is 5% for the Balanced Portfolio.